UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-1530

Name of Registrant: Vanguard Explorer Fund

Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: October 31

Date of reporting period: November 1, 2008 – April 30, 2009

Item 1: Reports to Shareholders

Vanguard Explorer™ Fund Semiannual Report

April 30, 2009

>	For the fiscal half-year ended April 30, 2009, Vanguard Explorer Fund returned about –2%, underperforming the return of its benchmark index but besting the average return of its peer group.
>

The broad stock market continued to sink in the early part of the period, then rallied before ending the six months returning about –7%. Small- and mid-capitalization stocks, the Explorer Fund’s focus, fared slightly better.

>

The fund saw losses in six of its sectors and gains in four others. Health care and industrials had the largest negative influence, while consumer discretionary and information technology were leading positives.

Contents

Your Fund’s Total Returns	1
President’s Letter	2
Advisors’ Report	6
Fund Profile	13
Performance Summary	14
Financial Statements	15
About Your Fund’s Expenses	28
Trustees Approve Advisory Arrangements	30
Glossary	33

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended April 30, 2009
	Ticker	Total
	Symbol	Returns
Vanguard Explorer Fund
Investor Shares	VEXPX	–2.32%
Admiral™ Shares[1]	VEXRX	–2.25
Russell 2500 Growth Index		0.69
Average Small-Cap Growth Fund[2]		–3.25

Your Fund’s Performance at a Glance
October 31, 2008–April 30, 2009
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Explorer Fund
Investor Shares	$45.54	$44.18	$0.282	$0.000
Admiral Shares	42.45	41.10	0.367	$0.000

1 A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

2 Derived from data provided by Lipper Inc.

President’s Letter

Dear Shareholder,

Vanguard Explorer Fund returned about –2% for the fiscal half-year ended April 30, 2009. With stocks rallying toward the end of the period, the fund regained a bit of the significant ground it lost in 2008 and early 2009. The stocks selected by the fund’s investment advisors underperformed the market benchmark, but the fund did better than the average return of competing small-cap growth funds.

Volatile six months ends amid signs of hope

For the six months ended April 30, the broad U.S. stock market returned about –7%, while international stocks posted a positive return of about 1%. Although final results were far from impressive, they showed significant improvement from the beginning of the period.

Through the first four months of the period, stock markets worldwide moved lower as fallout from the financial crisis settled in all parts of the globe. In mid-March, however, things began to turn around. Investors gained confidence and started taking on more risk. Stocks continued to rally throughout April, with the U.S. stock market recording its biggest monthly gain since 1991.

Despite some encouraging signs, continued job losses and persistent uncertainty about the health of the financial sector—both in the United States and overseas—suggested that the road ahead could be bumpy.

Investor confidence boosted weakest bonds

The period was an erratic time for the fixed income market as well. After Lehman Brothers collapsed in September, investors steered clear of corporate bonds and instead sought safety in U.S. Treasury bonds—considered the safest, most liquid securities. The difference between the yields of Treasuries and those of corporate bonds surged to levels not seen since the 1930s.

Later in the period, optimism from the stock market provided a boost to corporate bonds. High-yield—or “junk”—bonds posted record gains for the month of April. For the six months, both the Barclays Capital U.S. Aggregate Bond Index and the broad municipal bond market returned about 8%.

In December, the Federal Reserve Board responded to the credit crisis by lowering its target for short-term interest rates to a range of 0% to 0.25%, an all-time low. After a meeting in late April, policymakers announced that lower rates had led to modest improvements in the credit market, but that conditions overall remained weak.

Market Barometer
		Total Returns
	Periods Ended April 30, 2009
	Six Months	One Year	Five Years[1]
Stocks
Russell 1000 Index (Large-caps)	–7.39%	–35.30%	–2.32%
Russell 2000 Index (Small-caps)	–8.40	–30.74	–1.45
Dow Jones U.S. Total Stock Market Index	–6.97	–34.37	–1.86
MSCI All Country World Index ex USA (International)	1.31	–42.32	3.02

Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	7.74%	3.84%	4.78%
Barclays Capital Municipal Bond Index	8.20	3.11	4.11
Citigroup 3-Month Treasury Bill Index	0.19	1.01	3.05

CPI
Consumer Price Index	–1.54%	–0.74%	2.55%

1 Annualized.

Weak selections in several sectors offset some better performers

The fund’s largest sector, on average, information technology (returning +4%), advanced modestly as investors anticipated increased orders of IT equipment and services with the economy’s eventual rebound. However, the fund’s holdings in the sector lagged the performance of IT stocks in the fund’s benchmark, the Russell 2500 Growth Index, which gained twice as much ground. This underperformance was cushioned somewhat by the fund’s relative overweighting in IT.

On the negative side of the ledger, the second-largest sector in the fund, on average, health care (returning –6%), was a leading contributor to the fund’s net loss for the six months. The fund’s health care holdings were also bested by those in the index.

The largest retail sector—consumer discretionary—advanced 11% as investors bet that consumers will increase discretionary spending when the recession ends. However, the fund’s holdings didn’t gain as much as those in the index, and the fund was underweighted in the sector, contributing to the fund’s overall relative underperformance.

The fund’s consumer staples stocks (–10%), a much smaller sector in the fund, also detracted from the fund’s relative performance as the sector itself actually advanced while the fund’s holdings retreated. The fund’s portfolio of financial and telecommunication services stocks (both returning –11%) also trailed the results of their respective index sectors.

Expense Ratios[1]
Your Fund Compared With Its Peer Group
			Average
	Investor	Admiral	Small-Cap
	Shares	Shares	Growth Fund
Explorer Fund	0.51%	0.32%	1.61%

1 The fund expense ratios shown are from the prospectus dated February 20, 2009, and represent estimated costs for the current fiscal year based on the fund’s current net assets. For the six months ended April 30, 2009, the annualized expense ratios were 0.57% for Investor Shares and 0.38% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2008.

A word on expenses

On page 4, you’ll note our estimated expense ratio for fiscal 2009 and, in the footnote, the actual expense ratio for the first half of the fiscal year. Both figures are up significantly from fiscal 2008. The explanation is threefold.

First, as the value of fund assets has declined, the fund’s fixed expenses are expected to account for a modestly higher percentage of fund assets.

Second, the Vanguard funds’ contracts with external advisors typically include breakpoint pricing. As assets rise above a breakpoint threshold, advisory fees are paid at a lower rate. When assets fall below this threshold, as they did in the past six months, the rate can increase. Over time, breakpoint pricing has helped shareholders benefit from the economies of scale produced by growth in the fund’s assets.

Third, many of the Vanguard funds’ advisory contracts include a performance incentive-fee/penalty provision. If the advisor outperforms its benchmark, the firm’s fee increases; if it underperforms, the fee declines. The incentive fee structure helps ensure that the interests of the advisors and the funds’ shareholders remain aligned. Of course, even when the stock market’s performance is weak, an advisor’s performance can improve relative to the comparative benchmark, resulting in an increase in the performance adjustment. This was the case during the most recent six-month period. The fund’s financial statements include more information about the incentive fee.

Active approach has a place in a long-term portfolio

In 2008, the U.S. financial markets suffered their worst calendar year since the Great Depression, and stocks continued falling through early March 2009 before reversing course. Although it’s too early to say whether the rebound will stick, the events of the past few months demonstrate the importance of holding a balanced portfolio of stock, bond, and money market funds designed to fit your goals, time horizon, and tolerance for market volatility. Such a carefully constructed portfolio can offer some protection from the worst of a downturn while putting you in a position to take advantage of any recovery.

For actively managed funds, the same strategies that are used in an effort to produce market-beating returns can sometimes have the opposite effect. Over time, however, we remain confident that the diverse research methods employed by the Explorer Fund’s advisors in searching for promising small-cap companies can play a valuable role in a long-term investment program.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III

President and Chief Executive Officer

May 18, 2009

Advisors’ Report

For the fiscal half-year ended April 30, 2009, Vanguard Explorer Fund returned –2.32% for Investor Shares (–2.25% for the lower-cost Admiral Shares). Your fund is managed by seven independent advisors. The use of multiple advisors provides exposure to distinct, yet complementary, investment approaches, enhancing the fund’s diversification. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The table following this report lists the advisors, the percentage and amount of fund assets each manages, and brief descriptions of their investment strategies. The advisors have provided the following comments on their assessment of the investment environment during the past six months and the notable successes and shortfalls in their portfolios. These comments were prepared on May 19, 2009.

Granahan Investment

Management, Inc.

Portfolio Manager:

Jack Granahan, CFA, Managing Partner

Investment environment: During the six months ended April 30, 2009, the market fell sharply for four months and then rose significantly for the final two months. The recovery won back much of the previous four-month decline for the Explorer Fund, though not all of it. The severe global contraction born of excessive debt difficulties continued in late 2008 and early 2009, though there is rising optimism that things are bottoming. Massive monetary injections, fiscal stimulus programs, and corporate bailouts continue to be governments’ weapons of choice. Of these, the Chinese government stimulus program, which emphasizes domestic infrastructure, seems to be producing the most positive economic impact so far, with some benefits to our holdings. China’s financial strength and effective focus are likely important in enabling its effort to succeed.

A significant factor behind the recent market rebound is first-quarter earnings results that are in many cases matching or exceeding managements’ ultraconservative guidance, even though earnings comparisons remain negative. Companies’ cost controls and generally good balance sheets are positive signs in this contracting environment. Follow-through on this market recovery will at some point require a pickup in revenue growth, whether from moderating inventory reductions or increasing final demand.

Successes: In the flat market environment over the full six-month period, our strongest absolute gains were in the technology and consumer discretionary sectors, and, to a lesser degree, in materials and energy. Technology was strong, as many of these stocks hit their lows in November and certain leading companies continued or renewed their earnings growth.

Shortfalls: In contrast to our successes in consumer discretionary holdings, our worst sector performance was in consumer staples. Two supermarket holdings, Ruddick and Spartan Stores, had anemic relative rebounds recently because of slowing sales. Financial services was lackluster for us, as it contained two of our worst performers, Cash America International and Heartland Payment Systems.

Health care, our largest sector, slightly weakened our results amid fears that small biotechnology companies faced greater capital-raising risks. This offset positive performance in stocks such as Edwards Lifesciences and Align Technology. Our goal in this sector is to emphasize companies with differentiated products and services that have minimal exposure to government reimbursement and other related reforms.

Kalmar Investment Advisers

Portfolio Manager:

Ford B. Draper, Jr., President and

Chief Investment Officer

Investment environment: The last six months were volatile and challenging, including what we believe was the bear market low in early March. A dramatic two-month rally then commenced, as investors concluded that the worst credit crisis and recession in 70 years was stabilizing and that the unprecedented government fiscal and monetary intervention would successfully turn the tide. Nevertheless, hangover effects from massive consumer wealth destruction and the still-constrained, though improving, credit markets suggest a low-sloping economic recovery. But as always, markets have begun to recover well before the economy and corporate earnings rebound.

Successes: For the six months, our portfolio’s best relative performers were our energy holdings. Petrohawk Energy appreciated meaningfully, despite falling commodity prices, because of its powerfully building reserves. In other sectors, important individual contributors included, in health care, contact lens company Cooper Companies and, in IT, digital media management company Macrovision Solutions.

Shortfalls: Our health care holdings hurt returns as the Obama administration unveiled its initial plans to reshape the industry. Our most prominent losing stock in that group was Psychiatric Solutions, as the new political uncertainty overlaid a temporary operational problem.

Wellington Management

Company, LLP

Portfolio Manager:

Kenneth L. Abrams, Senior Vice President

and Partner

Investment environment: After six consecutive quarterly declines, markets returned to positive territory in April, as investors’ risk aversion abated amid moderating market volatility. Deteriorating global growth, troubles in the U.S. automotive industry, and rising concerns about a possible flu pandemic failed to overshadow increased investor optimism. U.S. equities rose in April, as investors shrugged off the drumbeat of deteriorating financial news and focused on encouraging signs that the economy may be starting to find its footing.

Successes: Over the last six months our portion of the fund benefited from favorable security selection in materials (notably, Ashland), energy (Denbury Resources), and health care (Health Management Associates). The latter posted first-quarter results that beat consensus expectations. The company is benefiting from successful efforts to turn around operations and control expenses.

Shortfalls: Detractors over the trailing six months included holdings in consumer discretionary (notably Service Corporation International), financials (Western Alliance Bancorporation), and industrials (Covanta Holding). Shares of Covanta declined on lower-than-expected earnings and lower earnings guidance from the company because of increased spending on growth initiatives and declines in recycled metals prices and truckload disposal fees. We continue to hold the stock based on the firm’s growth potential in the expanding global waste-to-energy industry.

Vanguard Quantitative Equity Group

Portfolio Manager:

James D. Troyer, CFA, Principal

Investment environment: The Explorer Fund’s benchmark, the Russell 2500 Growth Index, had a slightly positive return of 0.69% for the six months, but that meager return hid dramatic swings. The index twice dropped by around 25%, and twice rose by more than 30%, to end the six-month period nearly unchanged. When the market gyrates so wildly, our ability to add value beyond the index return declines. We seek to add value through differences in stock valuation; over the last six months, however, investors did not seem to be focusing on the relative value between stocks, but instead on whether they wanted any exposure to the stock market at all.

Successes: Media and technology stocks were successful during the period, led by Interpublic Group and PMC-Sierra.

Shortfalls: We stumbled in energy and health care, with Whiting Petroleum and WellCare Health Plans hurting performance.

AXA Rosenberg Investment

Management LLC

Portfolio manager:

William E. Ricks, Ph.D., Americas Chief

Executive and Chief Investment Officer

Investment environment: Global equity markets were extremely volatile, as global economies continued to face intense economic challenges. In a short six weeks in March and April, sentiment appears to have shifted sharply from risk averse to, possibly, overly exuberant, which was at odds with the more defensive posture of our portfolio. We remain focused on fundamental stock selection driven by earnings and valuation.

Successes: For some time, our portfolio has been overweighted in information technology, specifically software. It offers the rare combination of growth and stability, with superior profitability, strong balance sheets, and positive earnings outlooks. At the same time, we remain overweighted in some defensive sectors, such as health care and consumer staples. Overall, our valuation model remains neutral to modestly positive on many of these defensive sector stocks, while our earnings-forecast model finds them more attractive relative to other opportunities.

As the economy started to show signs of stabilization, consumer discretionary stocks led the rally in spring 2009, making it the second-best-performing sector for the six-month period. We have been overweighted in a number of the more defensive retailers, such as Big Lots, Dollar Tree, and NetFlix, which added significant value. In financials, our continuing underweighting in real estate-related companies benefited our portfolio over the six-month period, though it detracted in the recent rally, which was led by more beaten-down stocks.

Shortfalls: The March/April rally was driven by the cheapest, low-quality, high-beta stocks in sectors that had underperformed the market over the past several quarters—energy, financials, and materials.

Conversely, investors virtually ignored the higher-quality, lower-beta sectors that had outperformed during that same period, including telecommunications, health care, and consumer staples. Our stock selection was weak in information technology and consumer staples, particularly in overweightings that suffered significant price drops, such as Take-Two Interactive Software and Diamond Foods; and in underweightings that went up in price, such as Akamai Technologies and Whole Foods Market.

During April, we made modest sector and industry adjustments to the portfolio and began moving to a somewhat less-defensive posture.

Chartwell Investment Partners, L.P.

Portfolio Managers:

Edward N. Antoian, CFA, CPA,

Managing Partner

John A. Heffern, Managing Partner and

Senior Portfolio Manager

Investment environment: We continue to expect volatility in broad measures of economic activity and the underlying financial markets, but it is clear that there has been, and continues to be, a coordinated global response to the current crisis. There are indications that conditions are stabilizing, or at least “less bad.” Credit spreads have tightened in many areas, and some measures of economic activity indicate a bottoming. We expect a slow and unsteady recovery, but we see opportunities for investments in companies with strong franchises, exemplary cost control, and products that sell even when many industries continue to suffer.

Weakening price pressures and higher productivity will support growth stories in the new economy, and small- to mid-cap growth stocks often begin to do well at this stage in long economic cycles.

Successes: Consumer services and consumer staples were our top-performing sectors over the period. Casual-dining restaurant operators, such as Texas Roadhouse and The Cheesecake Factory, benefited from consumers’ shift to more moderately priced eating establishments. Dollar Tree, a discount retailer, was also able to take advantage of this phenomenon. Education providers, such as Apollo Group and Corinthian Colleges, did well early in the period, as enrollment rose as a result of accelerated workforce reduction. Our lack of exposure to underperforming real estate investment trusts (REITs) also helped relative results.

Shortfalls: Stock selection detracted from performance in both the health care and technology sectors. Gentiva Health Services, a provider of home health and related services, tumbled after the Obama administration announced its intention to cut $300 billion in Medicare payments over the next ten years to help create a reserve that would fund some level of universal health coverage. Even though the plan is highly controversial and needs several levels of approval to be put in place, its potential effects were enough to hurt the stock.

Century Capital Management, LLC

Portfolio Manager:

Alexander L. Thorndike, Chief Investment

Officer and Managing Partner

Investment environment: The aftermath of the global credit crisis continues to weaken investor confidence. The market’s reduced tolerance for risk and the lack of earnings visibility have led to above-average volatility. The longer-term effects of changing consumer behavior, increased government involvement in the economy, reduced availability of credit, and over-capacity in many industries remain ongoing concerns. We believe that the current deterioration in the gross domestic product (GDP) and company earnings are entering a bottoming phase, although these challenges are likely to hinder future economic growth. Recent improvements in productivity, retail sales, and consumer confidence are encouraging signs. Other leading economic indicators are improving, most notably, the money supply, the yield curve, and credit spreads. We believe these improvements should provide a more favorable backdrop for the equity markets going forward. Overall, we believe the economy is entering a period of sustained lower growth. In this environment, we expect that companies with a competitive advantage will gain accelerated market share versus their poorly financed, weaker competitors. We believe that credit constraints and industry consolidation will force out inferior companies, allowing market leaders to increase their market share and drive superior earnings growth.

Successes: Financial stocks were our best-performing sector for the period. For example, Eaton Vance and MFA Financial each posted strong gains. Internet software and services companies in the information technology sector, notably j2 Global Communications and Akamai Technologies, also performed well.

Shortfalls: Consumer discretionary, including consumer services and leisure companies, was our worst-performing sector for the period. Underperforming stocks in that sector included Matthews International and Scientific Games. The consumer staples sector, consisting largely of food and retailing companies, also lagged: Ralcorp Holdings and United Natural Foods were among the stocks that detracted from performance.

Vanguard Explorer Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Granahan Investment	28	1,865	Bases its investment process on the beliefs
Management, Inc.			that earnings drive stock prices and that
			small, dynamic companies with
			exceptional growth prospects
			have the greatest long-term potential. A
			bottom-up, fundamental approach places
			companies in one of three life-cycle
			categories: pioneer, core growth, and
			special situation. In each, the process looks
			for companies with strong earnings
			growth and leadership in their markets.
Kalmar Investment	14	984	Employs a “growth-with-value” strategy
Advisers			using creative, bottom-up research to
			uncover vigorously growing, high-quality
			businesses whose stocks can also be
			bought at inefficiently valued levels. The
			strategy has a dual objective of superior
			returns with lower risk.
Wellington Management	14	976	Conducts research and analysis of
Company, LLP			individual companies to select
			stocks believed to have exceptional growth
			potential relative to their market valuations.
			Each stock is considered individually
			before purchase, and company
			developments are continually monitored
			for comparison with expectations for
			growth.
Vanguard Quantitative	13	918	Employs a quantitative fundamental
Equity Group			management approach, using models
			that assess valuation, market
			sentiment, and earnings quality of
			companies as compared with their peers.
AXA Rosenberg Investment	13	857	Employs an investment philosophy
Management LLC			grounded in fundamental analysis
			using a two-part quantitative model: a
			valuation model, which compares a stock’s
			price to its fair value, and an earnings-
			forecast model, which identifies companies
			likely to have superior earnings.
Chartwell Investment Partners, L.P.	8	574	Uses a bottom-up, fundamental, research-
			driven stock-selection strategy focusing on
			companies with sustainable growth, strong
			management teams,competitive positions,
			and outstanding product and service
			offerings. These companies should
			continually demonstrate growth in earnings.
			per share
Century Capital Management, LLC	6	381	Employs a fundamental, bottom-up

approach that attempts to identify
reasonably priced companies that
will grow faster than the overall market.
Companies also must have a superior
return on equity, high recurring revenues,
and improving margins.
Cash Investments	4	272	These short-term reserves are invested by
Vanguard in equity index products to
simulate investment in stocks. Each
advisor also may maintain a modest
cash position.

Explorer Fund

Fund Profile

As of April 30, 2009

Portfolio Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	1,000	1,490	4,460
Median Market Cap	$1.6B	$1.7B	$23.4B
Price/Earnings Ratio	22.2x	26.5x	16.9x
Price/Book Ratio	2.0x	2.3x	1.9x
Yield[3]		0.8%	2.4%
Investor Shares	0.3%
Admiral Shares	0.5%
Return on Equity	14.9%	15.8%	20.0%
Earnings Growth Rate	17.2%	17.7%	14.8%
Foreign Holdings	2.5%	0.0%	0.0%
Turnover Rate[4]	84%	—	—
Expense Ratio[5]		—	—
Investor Shares	0.51%
Admiral Shares	0.32%
Short-Term Reserves	2.6%	—	—

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	14.7%	17.1%	10.2%
Consumer Staples	4.2	3.8	10.5
Energy	6.1	6.7	11.9
Financials	5.8	5.8	14.1
Health Care	20.9	20.9	13.2
Industrials	16.1	18.7	10.7
Information Technology	25.8	20.3	18.3
Materials	4.4	4.6	3.7
Telecommunication Services	0.8	1.3	3.4
Utilities	1.2	0.8	4.0

Volatility Measures[6]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	1.00	0.94
Beta	0.93	1.12

Ten Largest Holdings[7] (% of total net assets)

The Dun & Bradstreet Corp.	research and consulting services	0.8%
Polycom, Inc.	communications equipment	0.8
Cephalon, Inc.	biotechnology	0.7
Stericycle, Inc.	environmental and facilities services	0.7
Henry Schein, Inc.	health care distributors	0.6

Riverbed Technology, Inc.	communications equipment	0.6
MSC Industrial Direct Co., Inc. Class A	trading companies and distributors	0.6
WMS Industries, Inc.	casinos and gaming	0.6
GameStop Corp. Class A	computer and electronics retail	0.6
O’Reilly Automotive, Inc.	automotive retail	0.6
Top Ten		6.6%

Investment Focus

1 Russell 2500 Growth Index.

2 Dow Jones U.S. Total Stock Market Index.

3 30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.

4 Annualized.

5 The fund expense ratios shown are from the prospectus dated February 20, 2009, and represent estimated costs for the current fiscal year based on the fund’s current net assets. For the six months ended April 30, 2009, the annualized expense ratios were 0.57% for Investor Shares and 0.38% for Admiral Shares.

6 For an explanation of R-squared, beta, and other terms used here, see the Glossary.

7 The holdings listed exclude any temporary cash investments and equity index products.

Explorer Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): October 31, 1998–April 30, 2009

Average Annual Total Returns: Periods Ended March 31, 2009

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
Investor Shares[2]	12/11/1967	–37.21%	–5.55%	3.36%
Admiral Shares	11/12/2001	–37.11	–5.40	–0.35[3]

1 Six months ended April 30, 2009.

2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

3 Return since inception.

Note: See Financial Highlights tables for dividend and capital gains information.

Explorer Fund

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary

As of April 30, 2009

This Statement summarizes the fund’s holdings by asset type (common stocks, bonds, etc.) and by industry sector. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on Vanguard.com and on the Securities and Exchange Commission’s website (www.sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market	Percentage
			Value•	of Net
		Shares	($000)	Assets
Common Stocks
Consumer Discretionary
*	WMS Industries, Inc.	1,248,849	40,101	0.6%
*	GameStop Corp. Class A	1,284,605	38,744	0.6%
*	O’Reilly Automotive, Inc.	978,921	38,031	0.6%
*	Dollar Tree, Inc.	700,689	29,667	0.4%
	DeVry, Inc.	687,105	29,243	0.4%
	Penske Automotive Group Inc.	2,095,300	27,763	0.4%
	Ross Stores, Inc.	714,587	27,111	0.4%
*	DreamWorks Animation SKG, Inc.	968,967	23,265	0.3%
	Consumer Discretionary—Other †		686,954	10.1%
			940,879	13.8%
Consumer Staples
	Ruddick Corp.	1,076,650	27,627	0.4%
	Consumer Staples—Other †		242,647	3.6%
			270,274	4.0%
Energy
*	Ultra Petroleum Corp.	747,500	31,993	0.5%
*	Atwood Oceanics, Inc.	1,349,340	30,117	0.4%
*	Petrohawk Energy Corp.	1,175,450	27,741	0.4%
*	Southwestern Energy Co.	755,580	27,095	0.4%
	Energy—Other †		277,733	4.1%
			394,679	5.8%
Exchange-Traded Funds
^,1	Vanguard Small-Cap ETF	1,165,083	50,623	0.7%
^,1	Vanguard Small-Cap Growth ETF	713,200	32,115	0.5%
^	iShares Russell 2000 Index Fund	581,700	28,224	0.4%
			110,962	1.6%

Financials †			336,244	4.9%

Explorer Fund

			Market	Percentage
			Value•	of Net
		Shares	($000)	Assets
Health Care
*	Cephalon, Inc.	755,175	49,547	0.7%
*	Henry Schein, Inc.	1,068,732	43,861	0.6%
*	ResMed Inc.	988,910	38,024	0.6%
*,^	IDEXX Laboratories, Inc.	961,760	37,797	0.6%
	The Cooper Companies, Inc.	1,269,712	36,504	0.5%
*	Edwards Lifesciences Corp.	545,600	34,580	0.5%
*	Isis Pharmaceuticals, Inc.	1,816,749	28,487	0.4%
	DENTSPLY International Inc.	991,189	28,368	0.4%
*	Haemonetics Corp.	546,572	28,220	0.4%
*	Qiagen NV	1,609,300	26,521	0.4%
*	Endo Pharmaceuticals Holdings, Inc.	1,595,140	26,384	0.4%
*	Community Health Systems, Inc.	1,009,500	23,057	0.3%
	Health Care—Other †		953,011	14.0%
			1,354,361	19.8%
Industrials
	The Dun & Bradstreet Corp.	639,954	52,092	0.8%
*	Stericycle, Inc.	989,175	46,570	0.7%
	MSC Industrial Direct Co., Inc. Class A	993,590	40,588	0.6%
	Equifax, Inc.	1,138,084	33,187	0.5%
	Ritchie Brothers Auctioneers Inc.	1,074,530	24,069	0.4%
	AMETEK, Inc.	724,760	23,345	0.3%
*	Teledyne Technologies, Inc.	720,680	23,011	0.3%
	Industrials—Other †		789,672	11.5%
			1,032,534	15.1%
Information Technology
*	Polycom, Inc.	2,754,558	51,345	0.8%
*	Riverbed Technology, Inc.	2,375,400	43,517	0.6%
*,^	Alliance Data Systems Corp.	798,772	33,445	0.5%
*	Red Hat, Inc.	1,887,813	32,603	0.5%
*	Ariba, Inc.	3,025,309	29,073	0.4%
	FactSet Research Systems Inc.	540,500	28,965	0.4%
*	Concur Technologies, Inc.	1,012,762	27,415	0.4%
*	TiVo Inc.	3,609,955	27,075	0.4%
*	ON Semiconductor Corp.	4,792,035	25,973	0.4%
*	Hewitt Associates, Inc.	797,441	25,008	0.4%
*	Euronet Worldwide, Inc.	1,494,990	24,189	0.4%
*	PMC-Sierra Inc.	3,037,900	24,060	0.4%
*	FEI Co.	1,331,402	22,873	0.3%
*	salesforce.com, inc.	534,200	22,869	0.3%
	Information Technology—Other †		1,242,148	18.1%
			1,660,558	24.3%
Materials
	Sensient Technologies Corp.	1,520,160	35,541	0.5%
	Albemarle Corp.	1,021,170	27,388	0.4%
	AptarGroup Inc.	780,550	24,220	0.4%
	Materials—Other †		192,002	2.8%
			279,151	4.1%

Telecommunication Services †			50,514	0.8%

Utilities †			66,107	1.0%
Total Common Stocks (Cost $7,454,692)			6,496,263	95.2%[2]

Explorer Fund

			Market	Percentage
			Value•	of Net
	Coupon	Shares	($000)	Assets
Temporary Cash Investments
Money Market Fund
3,4 Vanguard Market Liquidity Fund	0.355%	432,538,000	432,538	6.3%

Repurchase Agreement †			8,000	0.1%

5 U.S. Government and Agency Obligations †			27,284	0.4%
Total Temporary Cash Investments (Cost $467,799)			467,822	6.8%[2]
Total Investments (Cost $7,922,491)			6,964,085	102.0%
Other Assets and Liabilities
Other Assets			114,631	1.7%
Liabilities[4]			(251,967)	(3.7%)
			(137,336)	(2.0%)
Net Assets			6,826,749	100.0%

At April 30, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	9,946,091
Overdistributed Net Investment Income	(13,979)
Accumulated Net Realized Losses	(2,175,196)
Unrealized Appreciation (Depreciation)
Investment Securities	(958,406)
Futures Contracts	28,239
Net Assets	6,826,749

Investor Shares—Net Assets
Applicable to 111,015,443 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	4,904,156
Net Asset Value Per Share—Investor Shares	$44.18

Admiral Shares—Net Assets
Applicable to 46,772,782 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,922,593
Net Asset Value Per Share—Admiral Shares	$41.10

• See Note A in Notes to Financial Statements.

* Non-income-producing security.

^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $91,382,000.

† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

1 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.

2 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.0% and 4.0%, respectively, of net assets.

3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

4 Includes $93,835,000 of collateral received for securities on loan.

5 Securities with a value of $27,284,000 have been segregated as initial margin for open futures contracts. See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund

Statement of Operations

Six Months Ended
April 30, 2009
($000)
Investment Income
Income
Dividends[1,2]	31,431
Interest[2]	1,981
Security Lending	3,383
Total Income	36,795
Expenses
Investment Advisory Fees—Note B
Basic Fee	6,533
Performance Adjustment	102
The Vanguard Group—Note C
Management and Administrative—Investor Shares	6,734
Management and Administrative—Admiral Shares	1,023
Marketing and Distribution—Investor Shares	795
Marketing and Distribution—Admiral Shares	336
Custodian Fees	53
Shareholders’ Reports—Investor Shares	79
Shareholders’ Reports—Admiral Shares	1
Trustees’ Fees and Expenses	6
Total Expenses	15,662
Expenses Paid Indirectly	(147)
Net Expenses	15,515
Net Investment Income	21,280
Realized Net Gain (Loss)[2]
Investment Securities Sold	(1,264,688)
Futures Contracts	(75,705)
Foreign Currencies	(285)
Realized Net Gain (Loss)	(1,340,678)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	1,102,791
Futures Contracts	40,087
Foreign Currencies	95
Change in Unrealized Appreciation (Depreciation)	1,142,973
Net Increase (Decrease) in Net Assets Resulting from Operations	(176,425)

1 Dividends are net of foreign withholding taxes of $135,000.

2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $1,549,000, $1,786,000, and ($8,493,000), respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund

Statement of Changes in Net Assets

Six Months Ended		Year Ended
	April 30,	October 31,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	21,280	46,416
Realized Net Gain (Loss)	(1,340,678)	(795,075)
Change in Unrealized Appreciation (Depreciation)	1,142,973	(4,113,294)
Net Increase (Decrease) in Net Assets Resulting from Operations	(176,425)	(4,861,953)
Distributions
Net Investment Income
Investor Shares	(31,119)	(32,844)
Admiral Shares	(17,117)	(19,834)
Realized Capital Gain[1]
Investor Shares	—	(718,966)
Admiral Shares	—	(293,376)
Total Distributions	(48,236)	(1,065,020)
Capital Share Transactions
Investor Shares	29,557	294,591
Admiral Shares	(27,220)	92,430
Net Increase (Decrease) from Capital Share Transactions	2,337	387,021
Total Increase (Decrease)	(222,324)	(5,539,952)
Net Assets
Beginning of Period	7,049,073	12,589,025
End of Period[2]	6,826,749	7,049,073

1 Includes fiscal 2008 short-term gain distributions totaling $233,468,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($13,979,000) and $13,262,000. See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund

Financial Highlights

Investor Shares
	Six
	Months
	Ended	Year Ended October 31,
For a Share Outstanding	April 30,
Throughout Each Period	2009	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$45.54	$83.93	$80.26	$76.67	$67.01	$63.17
Investment Operations
Net Investment Income	.129	.295	.362	.302	.111	(.050)
Net Realized and Unrealized Gain (Loss)
on Investments	(1.207)	(31.589)	11.052	9.724	9.622	3.890
Total from Investment Operations	(1.078)	(31.294)	11.414	10.026	9.733	3.840
Distributions
Dividends from Net Investment Income	(.282)	(.310)	(.320)	(.230)	—	—
Distributions from Realized Capital Gains	—	(6.786)	(7.424)	(6.206)	(.073)	—
Total Distributions	(.282)	(7.096)	(7.744)	(6.436)	(.073)	—
Net Asset Value, End of Period	$44.18	$45.54	$83.93	$80.26	$76.67	$67.01

Total Return[1]	–2.32%	–40.17%	15.31%	13.59%	14.53%	6.08%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,904	$5,026	$8,937	$8,517	$7,836	$7,302
Ratio of Total Expenses to
Average Net Assets[2]	0.57%[3]	0.44%	0.41%	0.46%	0.51%	0.57%
Ratio of Net Investment Income to
Average Net Assets	0.63%[3]	0.40%	0.44%	0.36%	0.16%	(0.11%)
Portfolio Turnover Rate	84%[3]	112%	90%	96%	80%	82%

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

2 Includes performance-based investment advisory fee increases (decreases) of 0.00%, (0.02%), (0.04%), (0.03%), (0.01%), and 0.02%.

3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund

Financial Highlights

Admiral Shares
	Six
	Months
	Ended	Year Ended October 31,
For a Share Outstanding	April 30,
Throughout Each Period	2009	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$42.45	$78.25	$74.82	$71.47	$62.37	$58.71
Investment Operations
Net Investment Income	.155	.385	.478	.422	.215	.040
Net Realized and Unrealized Gain (Loss)
on Investments	(1.138)	(29.442)	10.299	9.050	8.953	3.620
Total from Investment Operations	(.983)	(29.057)	10.777	9.472	9.168	3.660
Distributions
Dividends from Net Investment Income	(.367)	(.427)	(.437)	(.346)	—	—
Distributions from Realized Capital Gains	—	(6.316)	(6.910)	(5.776)	(.068)	—
Total Distributions	(.367)	(6.743)	(7.347)	(6.122)	(.068)	—
Net Asset Value, End of Period	$41.10	$42.45	$78.25	$74.82	$71.47	$62.37

Total Return	–2.25%	–40.07%	15.53%	13.79%	14.70%	6.23%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,923	$2,023	$3,652	$3,264	$2,402	$1,161
Ratio of Total Expenses to
Average Net Assets[1]	0.38%[2]	0.26%	0.23%	0.28%	0.34%	0.43%
Ratio of Net Investment Income to
Average Net Assets	0.82%[2]	0.58%	0.62%	0.54%	0.33%	0.04%
Portfolio Turnover Rate	84%[2]	112%	90%	96%	80%	82%

1 Includes performance-based investment advisory fee increases (decreases) of 0.00%, (0.02%), (0.04%), (0.03%), (0.01%), and 0.02%.

2 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund

Notes to Financial Statements

Vanguard Explorer Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

Explorer Fund

4. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended October 31, 2005–2008) and for the period ended April 30, 2009, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Granahan Investment Management, Inc., Kalmar Investment Advisers, Wellington Management Company, LLP, AXA Rosenberg Investment Management LLC, Chartwell Investment Partners, L.P., and Century Capital Management LLC, each provide investment advisory services to a portion of the fund for fees calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Granahan Investment Management, Inc., Kalmar Investment Advisers, Wellington Management Company, LLP, and Chartwell Investment Partners, are subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 2500 Growth Index. The basic fee for AXA Rosenberg Investment Management LLC is subject to quarterly adjustments based on performance since July 31, 2007, relative to the Russell 2500 Growth Index. In accordance with the advisory contract entered into with Century Capital Management LLC in June 2008, beginning August 1, 2009, the investment advisory fee will be subject to quarterly adjustments based on performance since October 31, 2008, relative to a 50/50 blend of the Russell 2500 Index and Russell 2500 Growth Index.

Explorer Fund

The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $189,000 for the six months ended April 30, 2009.

For the six months ended April 30, 2009, the aggregate investment advisory fee represented an effective annual basic rate of 0.21% of the fund’s average net assets, before an increase of $102,000 (0.00%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 2009, the fund had contributed capital of $1,593,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.64% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended April 30, 2009, these arrangements reduced the fund’s management and administrative expenses by $146,000 and custodian fees by $1,000. The total expense reduction represented an effective annual rate of 0.00% of the fund’s average net assets.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended April 30, 2009, the fund realized net foreign currency losses of $285,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to overdistributed net investment income.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at October 31, 2008, the fund had available realized losses of $784,127,000 to offset future net capital gains through October 31, 2016. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending October 31, 2009; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At April 30, 2009, the cost of investment securities for tax purposes was $7,922,491,000. Net unrealized depreciation of investment securities for tax purposes was $958,406,000, consisting of unrealized gains of $557,083,000 on securities that had risen in value since their purchase and $1,515,489,000 in unrealized losses on securities that had fallen in value since their purchase.

Explorer Fund

At April 30, 2009, the aggregate settlement value of open futures contracts expiring in June 2009 and the related unrealized appreciation (depreciation) were:

		($000)
	Number of	Aggregate	Unrealized
	Long (Short)	Settlement	Appreciation
Futures Contracts	Contracts	Value	(Depreciation)
E-mini Russell 2000 Index	2,500	121,675	18,777
S&P MidCap 400 Index	120	33,600	6,607
E-mini S&P MidCap Index	336	18,816	1,482
E-mini NASDAQ 100 Index	646	18,004	1,373

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. During the six months ended April 30, 2009, the fund purchased $2,563,739,000 of investment securities and sold $2,521,483,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	April 30, 2009		October 31, 2008
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	403,122	10,177	981,528	15,527
Issued in Lieu of Cash Distributions	30,645	746	742,180	10,728
Redeemed	(404,210)	(10,274)	(1,429,117)	(22,368)
Net Increase (Decrease)—Investor Shares	29,557	649	294,591	3,887
Admiral Shares
Issued	206,122	5,571	459,208	7,554
Issued in Lieu of Cash Distributions	15,592	408	293,573	4,559
Redeemed	(248,934)	(6,874)	(660,351)	(11,114)
Net Increase (Decrease)—Admiral Shares	(27,220)	(895)	92,430	999

Explorer Fund

H. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

		Current Period Transactions
	Oct. 31, 2008		Proceeds From		April 30, 2009
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
Advanta Corp. Class A	2,425	—	1,410	180	—
Hollywood Media Corp.	NA1	107	1,245	—	—
	2,425			180	—

1 Not applicable because at October 31, 2008, the security was not an affiliated company of the fund.

I. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair-value measurements in financial statements.

The various inputs that may be used to determine the value of the fund’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

Explorer Fund

The following table summarizes the fund’s investments as of April 30, 2009, based on the inputs used to value them:

	Investments	Futures
	in Securities	Contracts
Valuation Inputs	($000)	($000)
Level 1—Quoted prices	6,883,569	28,239
Level 2—Other significant observable inputs	80,516	—
Level 3—Significant unobservable inputs	—	—
Total	6,964,085	28,239

The following table summarizes changes in investments valued based on Level 3 inputs during the six months ended April 30, 2009:

Investments
in Securities
Amount valued based on Level 3 Inputs	($000)
Balance as of October 31, 2008	4,568
Transfers in and/or out of Level 3	(4,568)
Balance as of April 30, 2009	—

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended April 30, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Explorer Fund	10/31/2008	4/30/2009	Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$976.80	$2.79
Admiral Shares	1,000.00	977.50	1.86
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,021.97	$2.86
Admiral Shares	1,000.00	1,022.91	1.91

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.57% for Investor Shares and 0.38% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Explorer Fund has renewed the fund’s investment advisory arrangements with Granahan Investment Management, Inc.; The Vanguard Group, Inc. (through its Quantitative Equity Group); Wellington Management Company, LLP; AXA Rosenberg Investment Management LLC; Kalmar Investment Advisers; Chartwell Investment Partners, L.P.; and Century Capital Management, LLC. The board determined that the retention of the advisors was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of each advisor. The board noted the following:

Granahan Investment Management, Inc. Founded in 1985, Granahan specializes in small-cap growth equity investing. The firm has advised a portion of the fund since 1990. The firm uses fundamental research to select a portfolio of 125–175 stocks with sustainable growth characteristics. The advisor achieves portfolio diversification through dedicated allocations to three categories of growth companies: core growth (40%–70% of subportfolio assets), companies with strong market positions, based on proprietary products or services; pioneers (15%–30%), companies with unique technology or innovations; and special value (15%–30%), companies with growth potential overlooked by the market.

Kalmar Investment Advisers. Kalmar, together with its parent company, Kalmar Investments Inc., founded in 1982, specializes in smaller-cap growth equity investing. The firm has advised a portion of the fund since 2005. Kalmar is a research-driven investment firm that is entirely focused on the management of “growth with value” smaller-cap equity portfolios. Kalmar believes that there is a high-reward and low-risk anomaly offered by the equity market in the stocks of solid, well-managed, rapidly growing smaller companies. Through independent fundamental research, Kalmar attempts to discover such companies, buy them at undervalued levels, and own them for the longer term.

Wellington Management Company, LLP. Founded in 1928, Wellington Management is among the nation’s oldest and most respected institutional investment managers. The firm has advised a portion of the fund since 1967. Using a bottom-up, fundamentally driven approach, Wellington Management invests opportunistically in a diversified portfolio of high-quality stocks. The advisor attempts to identify companies that are early in their growth cycle. The research-intensive approach is supported by the team’s deep and tenured analytical staff, which may also leverage Wellington Management’s deep industry research capabilities.

The Vanguard Group, Inc. Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth. Vanguard has managed a portion of the fund since 1997.

AXA Rosenberg Investment Management LLC. AXA Rosenberg is an independently operated subsidiary of the AXA Group, which was founded in 1985. The firm has advised a portion of the fund since 2007. AXA Rosenberg employs an investment philosophy grounded in fundamental analysis using a two-part quantitative model: a valuation model and an earnings-forecast model. The valuation model compares the current stock price of a company’s stock with its fair value calculated through an independent asset appraisal. The earnings-forecast model uses a mix of fundamental indicators and market data to identify companies that are likely to have superior year-ahead earnings. The two models are combined to develop an individual predicted return for each company. An optimized portfolio against the Russell 2500 Growth Index is the result.

Chartwell Investment Partners, L.P. Founded in 1997, Chartwell is an independent, employee-owned firm. The firm has advised a portion of the fund since 1997. The firm employs a bottom-up research-driven approach to invest in companies that have demonstrated strong earnings-per-share growth and have achieved strong competitive positions while serving a meaningful customer base. The team seeks to initiate investments opportunistically when the stocks are attractively valued, yet the team concentrates holdings in companies best positioned for rapid growth.

Century Capital Management, LLC. Century Capital is a Boston-based investment management boutique, owned by the investment professionals within the firm. The public equity team, led by chief investment officer Alexander L. Thorndike, oversees two mutual funds: a small-cap growth fund, Century Small Cap Select Fund, and a large-cap fund, Century Shares Trust Fund. The team also oversees small-cap growth and small/mid-cap growth portfolios for institutional investors. Century Capital employs a fundamental, bottom-up investment approach that seeks to identify reasonably priced companies that will grow faster than the overall market. Independent research is a core tenet. The ideal investment is a well-managed company, that is reasonably valued, in a noncapital-intensive business, with established products or services, a high return on equity, high recurring revenues, and improving margins.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that each advisor has carried out the fund’s investment strategy in disciplined fashion, and that performance results have allowed the fund to remain competitive versus its benchmark and its average peer fund. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was far below the average expense ratio charged by funds in its peer group. The board noted that the fund’s advisory fee rate was also well below the peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate.

The board did not consider profitability of Granahan, Kalmar, Wellington Management, AXA Rosenberg, Chartwell, and Century Capital in determining whether to approve the advisory fees, because the firms are independent of Vanguard and the advisory fees are the result of arm’s-length negotiations. The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules for Granahan, Kalmar, Wellington Management, AXA Rosenberg, Chartwell, and Century Capital. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by each firm increase.

The board also concluded that the fund’s low-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund’s assets managed by Vanguard increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 157 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Chairman of the Board and Interested Trustee	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
Occupation(s) During the Past Five Years: Retired
John J. Brennan[1]	Chairman and Chief Executive Officer of Rohm and
Born 1954. Trustee Since May 1987. Chairman of	Haas Co. (chemicals); President of Rohm and Haas Co.
the Board. Principal Occupation(s) During the Past Five	(2006–2008); Board Member of American Chemistry
Years: Chairman of the Board and Director/Trustee of	Council; Director of Tyco International, Ltd. (diversified
The Vanguard Group, Inc., and of each of the investment	manufacturing and services) and Hewlett-Packard Co.
companies served by The Vanguard Group; Chief	(electronic computer manufacturing); Trustee of The
Executive Officer and President of The Vanguard Group	Conference Board.
and of each of the investment companies served by The
Vanguard Group (1996–2008).
Amy Gutmann
Born 1949. Trustee Since June 2006. Principal
Independent Trustees	Occupation(s) During the Past Five Years: President of
the University of Pennsylvania; Christopher H. Browne
Distinguished Professor of Political Science in the School
Charles D. Ellis	of Arts and Sciences with Secondary Appointments
Born 1937. Trustee Since January 2001. Principal	at the Annenberg School for Communication and the
Occupation(s) During the Past Five Years: Applecore	Graduate School of Education of the University of
Partners (pro bono ventures in education); Senior	Pennsylvania; Director of Carnegie Corporation of
Advisor to Greenwich Associates (international business	New York, Schuylkill River Development Corporation,
strategy consulting); Successor Trustee of Yale University;	and Greater Philadelphia Chamber of Commerce;
Overseer of the Stern School of Business at New York	Trustee of the National Constitution Center.
University; Trustee of the Whitehead Institute for
Biomedical Research.
JoAnn Heffernan Heisen
Born 1950. Trustee Since July 1998. Principal
Emerson U. Fullwood	Occupation(s) During the Past Five Years: Retired
Born 1948. Trustee Since January 2008. Principal	Corporate Vice President, Chief Global Diversity Officer,
Occupation(s) During the Past Five Years: Retired	and Member of the Executive Committee of Johnson &
Executive Chief Staff and Marketing Officer for North	Johnson (pharmaceuticals/consumer products); Vice
America and Corporate Vice President of Xerox	President and Chief Information Officer (1997–2005)
Corporation (photocopiers and printers); Director of	of Johnson & Johnson; Director of the University
SPX Corporation (multi-industry manufacturing), the	Medical Center at Princeton and Women’s Research
United Way of Rochester, the Boy Scouts of America,	and Education Institute.
Amerigroup Corporation (direct health and medical
insurance carriers), and Monroe Community College
Foundation.

André F. Perold	F. William McNabb III[1]
Born 1952. Trustee Since December 2004. Principal	Born 1957. Chief Executive Officer Since August 2008.
Occupation(s) During the Past Five Years: George Gund	President Since March 2008. Principal Occupation(s)
Professor of Finance and Banking, Senior Associate	During the Past Five Years: Director of The Vanguard
Dean, and Director of Faculty Recruiting, Harvard	Group, Inc., since 2008; Chief Executive Officer and
Business School; Director and Chairman of UNX, Inc.	President of The Vanguard Group and of each of the
(equities trading firm); Chair of the Investment	investment companies served by The Vanguard Group
Committee of HighVista Strategies LLC (private	since 2008; Director of Vanguard Marketing Corporation;
investment firm).	Managing Director of The Vanguard Group (1995–2008)

Alfred M. Rankin, Jr.	Heidi Stam[1]
Born 1941. Trustee Since January 1993. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: Chairman,	Occupation(s) During the Past Five Years: Managing
President, Chief Executive Officer, and Director of	Director of The Vanguard Group, Inc., since 2006;
NACCO Industries, Inc. (forklift trucks/housewares/	General Counsel of The Vanguard Group since 2005;
lignite); Director of Goodrich Corporation (industrial	Secretary of The Vanguard Group and of each of the
products/aircraft systems and services).	investment companies served by The Vanguard Group
since 2005; Director and Senior Vice President of
Vanguard Marketing Corporation since 2005; Principal
J. Lawrence Wilson	of The Vanguard Group (1997–2006).
Born 1936. Trustee Since April 1985. Principal
Occupation(s) During the Past Five Years: Retired
Chairman and Chief Executive Officer of Rohm and	Vanguard Senior Management Team
Haas Co. (chemicals); Director of Cummins Inc. (diesel
engines) and AmerisourceBergen Corp. (pharmaceutical
distribution); Trustee of Vanderbilt University and of	R. Gregory Barton	Michael S. Miller
Culver Educational Foundation.	Mortimer J. Buckley	James M. Norris
	Kathleen C. Gubanich	Glenn W. Reed
	Paul A. Heller	George U. Sauter
Executive Officers

Founder
Thomas J. Higgins[1]
Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five	John C. Bogle
Years: Principal of The Vanguard Group, Inc.; Chief	Chairman and Chief Executive Officer, 1974–1996
Financial Officer of each of the investment companies
served by The Vanguard Group since 2008; Treasurer
of each of the investment companies served by The
Vanguard Group (1998–2008).

Kathryn J. Hyatt[1]
Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: Principal of
The Vanguard Group, Inc.; Treasurer of each of the
investment companies served by The Vanguard
Group since 2008; Assistant Treasurer of each of the
investment companies served by The Vanguard Group
(1988–2008).

1	These individuals are “interested persons” as defined in the Investment Company Act of 1940.
2	December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper
Inc. or Morningstar, Inc., unless otherwise noted.
Direct Investor Account Services > 800-662-2739
You can obtain a free copy of Vanguard’s proxy
Institutional Investor Services > 800-523-1036	voting guidelines by visiting our website,
www.vanguard.com, and searching for
Text Telephone for People	“proxy voting guidelines,” or by calling Vanguard
With Hearing Impairment > 800-952-3335	at 800-662-2739. The guidelines are also
available from the SEC’s website, www.sec.gov.
In addition, you may obtain a free report on how
your fund voted the proxies for securities it owned
This material may be used in conjunction	during the 12 months ended June 30. To get the
with the offering of shares of any Vanguard	report, visit either www.vanguard.com or
fund only if preceded or accompanied by	www.sec.gov.
the fund’s current prospectus.
You can review and copy information about your
CFA® is a trademark owned by CFA Institute.	fund at the SEC’s Public Reference Room in
Washington, D.C. To find out more about this
public service, call the SEC at 202-551-8090.
Information about your fund is also available on
the SEC’s website, and you can receive copies of
this information, for a fee, by sending a request in
either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed
to the Public Reference Section, Securities and
Exchange Commission, Washington,
DC 20549-0102.

© 2009 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q242 062009

Vanguard® Explorer Fund

Schedule of Investments

April 30, 2009

			Market
			Value
		Shares	($000)
Common Stocks (95.2%)[1]
Consumer Discretionary (13.8%)
*	WMS Industries, Inc.	1,248,849	40,101
*	GameStop Corp. Class A	1,284,605	38,744
*	O'Reilly Automotive, Inc.	978,921	38,031
*	Dollar Tree, Inc.	700,689	29,667
	DeVry, Inc.	687,105	29,243
	Penske Automotive Group Inc.	2,095,300	27,763
	Ross Stores, Inc.	714,587	27,111
*	DreamWorks Animation SKG, Inc.	968,967	23,265
*	Big Lots Inc.	726,298	20,075
*	Tractor Supply Co.	491,565	19,849
*,^	Jos. A. Bank Clothiers, Inc.	473,988	19,168
*	Penn National Gaming, Inc.	558,385	18,996
	Service Corp. International	4,137,200	18,741
*	Priceline.com, Inc.	186,440	18,101
*	ITT Educational Services, Inc.	178,440	17,981
	Aaron Rents, Inc.	517,520	17,368
*	Marvel Entertainment, Inc.	571,600	17,057
*	Capella Education Co.	319,684	16,425
	John Wiley & Sons Class A	452,850	15,352
	Nordstrom, Inc.	662,900	15,001
*	LKQ Corp.	866,180	14,708
*	Aeropostale, Inc.	395,665	13,441
	Brinker International, Inc.	757,466	13,422
	Autoliv, Inc.	513,900	12,678
*	TRW Automotive Holdings Corp.	1,416,000	12,206
*,^	Netflix.com, Inc.	269,135	12,194
^	Royal Caribbean Cruises, Ltd.	819,400	12,070
*	The Warnaco Group, Inc.	396,950	11,448
*,^	Life Time Fitness, Inc.	602,034	11,294
	Guess ?, Inc.	397,139	10,341
*	Bally Technologies Inc.	385,120	10,082
	Matthews International Corp.	282,500	8,848
*	Interpublic Group of Cos., Inc.	1,397,500	8,748
	RadioShack Corp.	613,318	8,636
*	Papa John's International, Inc.	318,899	8,464
*	The Children's Place Retail Stores, Inc.	296,509	8,433
	Abercrombie & Fitch Co.	309,700	8,380
	Cracker Barrel Old Country Store Inc.	251,039	8,186
	Darden Restaurants Inc.	216,275	7,996
*	CEC Entertainment Inc.	235,578	7,176
*	Urban Outfitters, Inc.	363,775	7,090
	Advance Auto Parts, Inc.	161,734	7,076
	Foot Locker, Inc.	586,000	6,968
*	The Wet Seal, Inc. Class A	1,800,400	6,860
	OfficeMax, Inc.	913,200	6,803
*	Jack in the Box Inc.	246,500	6,061
*	The Gymboree Corp.	175,450	6,035
	PetSmart, Inc.	262,330	6,002
*	Pre-Paid Legal Services, Inc.	161,708	5,956
*	Fossil, Inc.	294,470	5,936
*	Rent-A-Center, Inc.	295,996	5,698
	Lennar Corp. Class A	581,900	5,668
*	Jarden Corp.	275,000	5,527

*	Deckers Outdoor Corp.	97,340	5,502
	Strayer Education, Inc.	28,000	5,303
*	Texas Roadhouse, Inc.	463,038	5,269
	Cablevision Systems NY Group Class A	306,900	5,266
*	Chipotle Mexican Grill, Inc. Class B	79,750	5,224
*	Corinthian Colleges, Inc.	333,232	5,132
*	True Religion Apparel, Inc.	305,898	4,821
	Tupperware Brands Corp.	187,665	4,697

1

Vanguard® Explorer Fund

Schedule of Investments

April 30, 2009

			Market
			Value
		Shares	($000)

	Family Dollar Stores, Inc.	141,389	4,693
*	Exide Technologies	862,548	4,684
*	Panera Bread Co.	81,600	4,570
*	NVR, Inc.	9,000	4,548
*	The Cheesecake Factory Inc.	257,390	4,471
*	The Dress Barn, Inc.	293,000	4,436
	Polaris Industries, Inc.	122,920	4,112
	Genuine Parts Co.	120,000	4,075
	Virgin Media Inc.	511,610	3,950
*	Sonic Corp.	361,512	3,948
*	Apollo Group, Inc. Class A	62,225	3,917
	Pulte Homes, Inc.	327,100	3,765
*	FGX International Holdings Ltd.	324,534	3,739
	American Eagle Outfitters, Inc.	244,980	3,631
*	Kohl's Corp.	77,000	3,492
	Gannett Co., Inc.	892,900	3,491
*	J. Crew Group, Inc.	192,550	3,314
*	Denny's Corp.	1,215,900	3,259
	The Buckle, Inc.	84,200	3,147
	Weight Watchers International, Inc.	119,700	2,978
*	Tenneco Automotive, Inc.	958,527	2,933
	Burger King Holdings Inc.	174,600	2,853
	Harte-Hanks, Inc.	340,297	2,811
*	Red Robin Gourmet Burgers, Inc.	114,303	2,806
	International Speedway Corp.	102,280	2,422
*	Hot Topic, Inc.	195,300	2,390
*	P.F. Chang's China Bistro, Inc.	78,100	2,357
*	Carter's, Inc.	109,680	2,345
	WABCO Holdings Inc.	146,500	2,343
	Tiffany & Co.	78,300	2,266
*	99 Cents Only Stores	197,800	2,124
	Tempur-Pedic International Inc.	163,000	2,096
*,^	K12 Inc.	110,725	1,947
*	Starbucks Corp.	127,000	1,836
	Finish Line, Inc.	205,763	1,749
*	Buffalo Wild Wings Inc.	40,000	1,562
	Phillips-Van Heusen Corp.	52,800	1,533
*,^	Fuel Systems Solutions, Inc.	95,800	1,463
*	Wonder Auto Technology, Inc.	216,644	1,458
	Wolverine World Wide, Inc.	64,700	1,348
	Interactive Data Corp.	53,300	1,198
*	Jo-Ann Stores, Inc.	62,754	1,150
*,^	Conn's, Inc.	68,550	1,127
*	Kirkland's, Inc.	157,400	1,078
*	Brink's Home Security Holdings, Inc.	39,800	1,058
*	AutoNation, Inc.	55,300	979
*	Carrols Restaurant Group Inc.	161,681	957
*	Domino's Pizza, Inc.	99,149	936
*	Systemax Inc.	51,600	870
*	Mediacom Communications Corp.	152,205	866
	Harman International Industries, Inc.	45,220	823
	National CineMedia Inc.	56,391	819
*	Citi Trends Inc.	31,400	771

*	Iconix Brand Group Inc.	45,440	648
*	Overstock.com, Inc.	44,921	606
	CKE Restaurants Inc.	62,900	602
*	Steiner Leisure Ltd.	15,500	490
	Spartan Motors, Inc.	58,700	474
*,^	Bidz.com, Inc.	107,100	441
*	hhgregg, Inc.	26,420	439
*	Sally Beauty Co. Inc.	51,900	384
*	Barry RG Corp Ohio	60,390	364
*,^	Chipotle Mexican Grill, Inc.	4,400	357
	Monro Muffler Brake, Inc.	12,850	321

2

Vanguard® Explorer Fund

Schedule of Investments

April 30, 2009

			Market
			Value
		Shares	($000)

*	Lincoln Educational Services	18,700	310
*	Einstein Noah Restaurant Group Inc.	28,009	302
*	Steven Madden, Ltd.	9,778	288
*	American Public Education, Inc.	6,500	234
	Choice Hotels International, Inc.	7,300	218
	Haverty Furniture Cos., Inc.	14,160	154
*	Cavco Industries, Inc.	6,380	150
*	Destination Maternity Corp.	10,678	143
	Dover Downs Gaming & Entertainment, Inc.	33,098	141
*	Town Sports International Holdings, Inc.	39,800	137
*	Lumber Liquidators, Inc.	9,100	136
	Cinemark Holdings Inc.	10,957	97
	Hasbro, Inc.	3,400	91
*	Smith & Wesson Holding Corp.	10,000	72
	Value Line, Inc.	1,076	30
*	Knology, Inc.	4,187	30
*	Aristotle Corp	7,030	24
*	Warner Music Group Corp.	2,390	13
*	Culp, Inc.	855	4
*	Midas Inc.	110	1
*	Krispy Kreme Doughnuts, Inc. Warrants Exp. 3/2/12	8,183	—
			940,879
Consumer Staples (4.0%)
	Ruddick Corp.	1,076,650	27,627
	Church & Dwight, Inc.	417,334	22,707
	Nu Skin Enterprises, Inc.	1,430,735	18,342
*	United Natural Foods, Inc.	799,834	18,220
*	Ralcorp Holdings, Inc.	252,950	14,459
	PriceSmart, Inc.	804,500	14,360
*	BJ's Wholesale Club, Inc.	388,950	12,968
*	Chattem, Inc.	215,000	11,806
	Tyson Foods, Inc.	1,095,400	11,546
*	Central European Distribution Corp.	503,340	11,275
	SUPERVALU Inc.	576,100	9,419
*	Constellation Brands, Inc. Class A	777,301	9,009
	The Pepsi Bottling Group, Inc.	243,300	7,608
*	Energizer Holdings, Inc.	122,008	6,991
	Diamond Foods, Inc.	236,600	6,197
*	NBTY, Inc.	197,200	5,109
	Spartan Stores, Inc.	308,110	5,013
*	TreeHouse Foods Inc.	185,488	4,932
*,^	Green Mountain Coffee Roasters, Inc.	66,800	4,830
	Cal-Maine Foods, Inc.	182,319	4,826
*	Dean Foods Co.	216,890	4,490
*	Smithfield Foods, Inc.	452,600	3,910
	McCormick & Co., Inc.	119,500	3,519
	J.M. Smucker Co.	83,468	3,289
*	The Pantry, Inc.	111,000	2,622
*	Winn-Dixie Stores, Inc.	219,627	2,517
*	American Oriental Bioengineering, Inc.	533,475	2,262
*	American Italian Pasta Co.	65,918	2,072
*	Darling International, Inc.	358,900	2,053
	Flowers Foods, Inc.	83,480	1,928

*	Boston Beer Co., Inc. Class A	64,600	1,718
*	Revlon, Inc.	266,743	1,264
*	Elizabeth Arden, Inc.	145,279	1,258
*	HQ Sustainable Maritime Industries, Inc.	127,859	1,193
	Lancaster Colony Corp.	22,500	986
	Herbalife Ltd.	49,000	971
*	China Sky One Medical Inc.	67,458	952
	Casey's General Stores, Inc.	34,141	909
*	Prestige Brands Holdings Inc.	131,701	851
*,^	Star Scientific, Inc.	167,000	822
	Alberto-Culver Co.	34,200	762

3

Vanguard® Explorer Fund

Schedule of Investments

April 30, 2009

			Market
			Value
		Shares	($000)

*	Overhill Farms Inc.	115,963	510
*	Omega Protein Corp.	141,517	451
*	Medifast, Inc.	62,263	435
*	Hansen Natural Corp.	10,500	428
*	Seneca Foods Corp.	14,551	355
	Calavo Growers, Inc.	15,800	225
	Lance, Inc.	4,340	101
	Nash-Finch Co.	2,600	76
	Inter Parfums, Inc.	7,554	59
*	Schiff Nutrition International, Inc.	8,800	42
			270,274
Energy (5.8%)
*	Ultra Petroleum Corp.	747,500	31,993
*	Atwood Oceanics, Inc.	1,349,340	30,117
*	Petrohawk Energy Corp.	1,175,450	27,741
*	Southwestern Energy Co.	755,580	27,095
	Core Laboratories N.V.	270,840	22,542
	Tidewater Inc.	485,055	20,979
	XTO Energy, Inc.	550,925	19,095
*	Oceaneering International, Inc.	294,800	13,434
*	Tesco Corp.	1,237,336	12,435
*	Comstock Resources, Inc.	356,300	12,278
*	Encore Acquisition Co.	419,300	12,239
	St. Mary Land & Exploration Co.	649,025	11,598
*	Superior Energy Services, Inc.	566,395	10,880
	Niko Resources Ltd.	212,040	10,731
	Massey Energy Co.	642,900	10,229
	Range Resources Corp.	237,290	9,484
*	Denbury Resources, Inc.	496,200	8,078
*	Lundin Petroleum AB	1,218,417	7,923
*	Concho Resources, Inc.	277,575	7,611
	CARBO Ceramics Inc.	235,649	7,237
	CONSOL Energy, Inc.	213,125	6,667
	Foundation Coal Holdings, Inc.	305,300	4,958
	Tesoro Corp.	309,000	4,712
*	SEACOR Holdings Inc.	68,625	4,510
*	Clean Energy Fuels Corp.	513,700	4,346
*	Whiting Petroleum Corp.	126,400	4,141
	Frontier Oil Corp.	325,500	4,137
*	Alpha Natural Resources, Inc.	186,600	3,822
*	Weatherford International Ltd.	215,000	3,575
*	EXCO Resources, Inc.	300,000	3,534
^	Frontline Ltd.	172,200	3,466
*	National Oilwell Varco Inc.	107,313	3,249
*	Matrix Service Co.	320,300	3,068
*	Oil States International, Inc.	149,703	2,829
*	Contango Oil & Gas Co.	69,800	2,645
*	Gulfmark Offshore, Inc.	94,100	2,529
	Teekay Tankers Ltd.	178,513	2,153
*	Nabors Industries, Inc.	137,600	2,093
*	Dresser Rand Group, Inc.	78,000	1,921
	Walter Industries, Inc.	76,866	1,753
	Berry Petroleum Class A	90,300	1,488

*	Clayton Williams Energy, Inc.	49,400	1,484
*	Arena Resources, Inc.	50,000	1,434
	Atlas America, Inc.	82,255	1,280
*	Bristow Group, Inc.	39,600	901
*	Unit Corp.	19,400	529
	Ship Finance International Ltd.	53,500	462
*	Endeavor International Corp.	275,600	438
*	Cal Dive International, Inc.	55,300	438
*	PHI Inc. Non-Voting Shares	34,300	388
*	GeoResources Inc.	54,500	387
*	McMoRan Exploration Co.	46,800	257

4

Vanguard® Explorer Fund

Schedule of Investments

April 30, 2009

			Market
			Value
		Shares	($000)

	Holly Corp.	10,300	216
	Knightsbridge Tankers Ltd.	14,900	197
*	Approach Resources Inc.	24,600	175
^	Nordic American Tanker Shipping Ltd.	5,300	172
*	Mitcham Industries, Inc.	35,409	159
*	Patriot Coal Corp.	14,900	94
*	Vaalco Energy, Inc.	17,700	84
	General Maritime Corp.	6,800	68
*	CVR Energy, Inc.	5,700	42
	Golar LNG Ltd.	7,700	42
*	Double Eagle Petroleum Co.	8,100	37
*	Prime Energy Corp.	800	34
	DHT Maritime	5,400	23
*	Gran Tierra Energy, Inc.	9,100	23
			394,679
Exchange-Traded Funds (1.6%)
^,2	Vanguard Small-Cap ETF	1,165,083	50,623
^,2	Vanguard Small-Cap Growth ETF	713,200	32,115
^	iShares Russell 2000 Index Fund	581,700	28,224
			110,962
Financials (4.9%)
	Cash America International Inc.	919,536	20,561
	MFA Mortgage Investments, Inc. REIT	3,460,300	20,381
	Jefferies Group, Inc.	875,563	17,135
	Waddell & Reed Financial, Inc.	723,800	16,220
	Redwood Trust, Inc. REIT	782,500	12,731
*	Nasdaq OMX Group, Inc.	624,900	12,017
*	Affiliated Managers Group, Inc.	211,140	12,003
	Discover Financial Services	1,209,400	9,832
	RenaissanceRe Holdings Ltd.	196,550	9,564
	Eaton Vance Corp.	344,500	9,429
	AMB Property Corp. REIT	479,800	9,159
	LaSalle Hotel Properties REIT	752,000	8,994
	Comerica, Inc.	417,400	8,757
	People's United Financial Inc.	547,300	8,549
	CIT Group Inc.	3,697,300	8,208
	Cullen/Frost Bankers, Inc.	157,800	7,431
	Regency Centers Corp. REIT	192,000	7,190
*	Navigators Group, Inc.	155,600	7,061
	First American Corp.	249,829	7,015
	Fidelity National Financial, Inc. Class A	384,825	6,977
*	Stifel Financial Corp.	135,550	6,673
	U-Store-It Trust REIT	1,775,803	6,091
	Federated Investors, Inc.	255,500	5,846
	UMB Financial Corp.	120,200	5,502
	DiamondRock Hospitality Co. REIT	720,400	4,675
*	ProAssurance Corp.	97,300	4,275
*	EZCORP, Inc.	337,425	4,181
	Tower Group, Inc.	145,350	3,952
	QC Holdings Inc.	595,285	3,816
*	Knight Capital Group, Inc. Class A	240,600	3,727
	Validus Holdings, Ltd.	160,000	3,584
*	Interactive Brokers Group, Inc.	241,717	3,565

	Aon Corp.	83,445	3,521
	Lazard Ltd. Class A	123,860	3,381
	PartnerRe Ltd.	48,995	3,341
	CapitalSource Inc. REIT	1,069,249	3,304
	SEI Investments Co.	231,300	3,245
*	The St. Joe Co.	129,900	3,232
*	Signature Bank	118,820	3,231
	Axis Capital Holdings Ltd.	114,000	2,809
	Northern Trust Corp.	43,325	2,355
*	Argo Group International Holdings	72,385	2,026
	Brown & Brown, Inc.	94,000	1,829

5

Vanguard® Explorer Fund

Schedule of Investments

April 30, 2009

			Market
			Value
		Shares	($000)

*	Dollar Financial Corp.	178,835	1,806
	Westamerica Bancorporation	32,700	1,754
*	MSCI, Inc.-Class A Shares	81,015	1,701
	Mid-America Apartment Communities, Inc. REIT	45,100	1,668
	Washington REIT	71,800	1,532
	Digital Realty Trust, Inc. REIT	41,700	1,502
	Home Properties, Inc. REIT	38,900	1,418
	The Hanover Insurance Group Inc.	39,100	1,172
	Highwood Properties, Inc. REIT	44,300	1,063
*	SVB Financial Group	50,060	1,039
	TrustCo Bank NY	172,000	1,032
*	Investment Technology Group, Inc.	42,600	970
*	First Cash Financial Services, Inc.	52,500	863
	Sun Communities, Inc. REIT	56,600	829
	Associated Estates Realty Corp. REIT	147,200	817
*	Broadpoint Securities Group	178,400	769
	Rayonier Inc. REIT	19,300	745
^	Life Partners Holdings	36,500	683
	PS Business Parks, Inc. REIT	15,500	678
	Apartment Investment & Management Co. Class A REIT	85,420	624
	Nationwide Health Properties, Inc. REIT	24,800	612
*	Encore Capital Group, Inc.	68,791	601
*	thinkorswim Group, Inc.	57,200	543
*	Riskmetrics Group Inc.	30,300	527
	Ventas, Inc. REIT	16,300	467
	Capitol Federal Financial	11,700	456
	Suffolk Bancorp	17,500	448
	Saul Centers, Inc. REIT	12,100	385
*	TradeStation Group, Inc.	39,700	322
	Forest City Enterprise Class A	36,900	311
	First Financial Bankshares, Inc.	6,100	301
	Tanger Factory Outlet Centers, Inc. REIT	7,900	263
	Walter Investment Management Corp.	28,073	225
	Taubman Co. REIT	8,800	210
	Hancock Holding Co.	3,500	133
	Kilroy Realty Corp. REIT	4,100	88
*	Bridge Capital Holdings	15,766	81
*	PMA Capital Corp. Class A	18,519	70
*	Cardtronics Inc.	16,900	41
	Federal Realty Investment Trust REIT	700	39
	Advance America, Cash Advance Centers, Inc.	7,750	31
	Employers Holdings, Inc.	3,300	28
	Amtrust Financial Services Inc.	2,350	22
			336,244
Health Care (19.8%)
*	Cephalon, Inc.	755,175	49,547
*	Henry Schein, Inc.	1,068,732	43,861
*	ResMed Inc.	988,910	38,024
*,^	IDEXX Laboratories, Inc.	961,760	37,797
	The Cooper Companies, Inc.	1,269,712	36,504
*	Edwards Lifesciences Corp.	545,600	34,580
*	Isis Pharmaceuticals, Inc.	1,816,749	28,487
	DENTSPLY International Inc.	991,189	28,368

*	Haemonetics Corp.	546,572	28,220
*	Qiagen NV	1,609,300	26,521
*	Endo Pharmaceuticals Holdings, Inc.	1,595,140	26,384
*	Community Health Systems, Inc.	1,009,500	23,057
	PDL BioPharma Inc.	3,140,128	22,452
*	Mettler-Toledo International Inc.	347,215	21,399
*	Alkermes, Inc.	2,780,092	21,268
	Pharmaceutical Product Development, Inc.	1,079,046	21,160
*	Hologic, Inc.	1,407,609	20,917
*	Vertex Pharmaceuticals, Inc.	658,990	20,310
*	Regeneron Pharmaceuticals, Inc.	1,510,822	20,033

6

Vanguard® Explorer Fund

Schedule of Investments

April 30, 2009

			Market
			Value
		Shares	($000)

*	Align Technology, Inc.	1,597,500	19,825
*	VCA Antech, Inc.	781,830	19,561
*	Gen-Probe Inc.	404,889	19,499
*	Covance, Inc.	494,907	19,440
	Beckman Coulter, Inc.	340,624	17,903
*	Health Management Associates Class A	3,451,400	16,118
*	Psychiatric Solutions, Inc.	826,225	16,021
*	Nektar Therapeutics	2,772,600	15,527
*	Alexion Pharmaceuticals, Inc.	455,917	15,237
*	Seattle Genetics, Inc.	1,649,904	15,229
*	Watson Pharmaceuticals, Inc.	490,900	15,188
*	Bruker BioSciences Corp.	2,243,100	14,760
*	Sun Healthcare Group Inc.	1,704,708	14,439
*	Medarex, Inc.	2,415,900	14,302
*	Luminex Corp.	857,400	14,070
*	HLTH Corp.	1,223,053	13,454
*	Immucor Inc.	822,610	13,400
	Martek Biosciences Corp.	720,055	13,119
*	Bio-Rad Laboratories, Inc. Class A	187,612	13,075
*	Varian Medical Systems, Inc.	387,455	12,929
*	Patterson Companies, Inc.	610,300	12,487
	Techne Corp.	213,650	12,225
*	Health Net Inc.	846,275	12,220
*	Coventry Health Care Inc.	763,500	12,147
*	Celera Corp.	1,418,205	11,473
*	MWI Veterinary Supply Inc.	367,943	11,436
	Hikma Pharmaceuticals PLC	1,915,019	10,986
*	Life Technologies Corp.	293,484	10,947
*	ICU Medical, Inc.	282,800	10,633
*	BioMarin Pharmaceutical Inc.	803,219	10,329
	Universal Health Services Class B	198,310	9,995
*	PAREXEL International Corp.	918,860	9,106
	Owens & Minor, Inc.	262,150	9,091
*	Catalyst Health Solutions, Inc.	400,750	9,037
*	Warner Chilcott Ltd.	900,278	8,814
*	Volcano Corp.	658,800	8,690
*	Celgene Corp.	202,710	8,660
	Omnicare, Inc.	309,345	7,953
*	Myriad Genetics, Inc.	202,194	7,843
	STERIS Corp.	320,490	7,724
*	Cougar Biotechnology Inc.	211,983	7,402
*	Kinetic Concepts, Inc.	294,656	7,296
*	HMS Holdings Corp.	238,200	7,141
*	Inverness Medical Innovations, Inc.	217,541	7,024
*	Mylan Inc.	523,777	6,940
*	Cyberonics, Inc.	521,600	6,906
*	Cerner Corp.	128,147	6,894
*	Sirona Dental Systems Inc.	420,157	6,874
*	AMERIGROUP Corp.	226,100	6,754
*	Amylin Pharmaceuticals, Inc.	604,800	6,617
*	ICON PLC - ADR	403,363	6,389
	Medicis Pharmaceutical Corp.	380,100	6,108
*	Lincare Holdings, Inc.	250,690	6,049

	PerkinElmer, Inc.	388,838	5,665
	SSL International PLC	804,459	5,640
*	ImmunoGen, Inc.	809,800	5,628
*	Waters Corp.	125,000	5,521
*	Eclipsys Corp.	417,400	5,510
*	Exelixis, Inc.	1,050,000	5,176
*	Onyx Pharmaceuticals, Inc.	199,650	5,171
*	Masimo Corp.	178,485	5,158
*	American Medical Systems Holdings, Inc.	394,400	4,879
*	Eurand NV	442,919	4,872
	Analogic Corp.	133,680	4,866

7

Vanguard® Explorer Fund

Schedule of Investments

April 30, 2009

			Market
			Value
		Shares	($000)

*	Amedisys Inc.	144,744	4,855
*	OSI Pharmaceuticals, Inc.	139,900	4,696
*	Dionex Corp.	72,300	4,555
	Brookdale Senior Living Inc.	411,300	4,241
*	Varian, Inc.	121,806	4,022
	Teleflex Inc.	91,940	3,952
*	Facet Biotech Corp.	422,342	3,949
*	Cypress Bioscience, Inc.	542,050	3,903
*	Durect Corp.	1,583,700	3,864
*	Thoratec Corp.	129,600	3,766
*	Gentiva Health Services, Inc.	229,832	3,661
*	Wright Medical Group, Inc.	263,950	3,629
*	Cubist Pharmaceuticals, Inc.	217,008	3,602
*	CardioNet, Inc.	165,255	3,429
*	Nuvasive, Inc.	89,512	3,393
	Aetna Inc.	145,700	3,207
*	Emergency Medical Services LP Class A	91,018	3,171
	Invacare Corp.	205,346	3,160
*	Impax Laboratories, Inc.	570,900	3,020
*	Integra LifeSciences Holdings	116,903	3,018
*	Kindred Healthcare, Inc.	223,500	2,910
*	Centene Corp.	151,300	2,779
	Chemed Corp.	64,400	2,726
*	AthenaHealth Inc.	83,106	2,643
*	Valeant Pharmaceuticals International	150,000	2,514
	Shire PLC ADR	65,000	2,423
*	Merit Medical Systems, Inc.	151,900	2,356
*	Par Pharmaceutical Cos. Inc.	212,800	2,283
*	The Medicines Co.	226,600	2,261
*	Alnylam Pharmaceuticals Inc.	119,200	2,190
*	Sepracor Inc.	150,220	2,135
*	CorVel Corp.	93,388	2,101
*	United Therapeutics Corp.	31,550	1,982
*	Noven Pharmaceuticals, Inc.	180,706	1,865
*	AMN Healthcare Services, Inc.	270,300	1,862
*	PSS World Medical, Inc.	127,200	1,847
*	LHC Group Inc.	78,700	1,796
*	Questcor Pharmaceuticals, Inc.	397,261	1,788
*	Orthovita, Inc.	595,628	1,751
*	Millipore Corp.	25,800	1,525
*	Maxygen Inc.	256,614	1,501
*	Albany Molecular Research, Inc.	141,387	1,380
*	King Pharmaceuticals, Inc.	174,770	1,377
*	Emergent BioSolutions Inc.	128,000	1,371
*	Orthofix International N.V.	77,472	1,321
*	Enzon Pharmaceuticals, Inc.	225,100	1,294
*	Molina Healthcare Inc.	51,553	1,116
*	Res-Care, Inc.	67,148	1,076
*	CONMED Corp.	79,900	1,064
*	CryoLife Inc.	192,500	1,045
*	Cantel Medical Corp.	67,948	960
*	Harvard Bioscience, Inc.	263,361	764
*	Idera Pharmaceuticals, Inc.	126,920	763

	Atrion Corp.	8,311	744
*	Kendle International Inc.	76,690	683
*	Symmetry Medical Inc.	94,000	682
*	Odyssey Healthcare, Inc.	63,300	656
	Ensign Group Inc.	41,600	645
	Perrigo Co.	23,835	618
*	Matrixx Initiatives, Inc.	30,176	517
	Young Innovations, Inc.	32,048	497
*	Illumina, Inc.	13,000	486
*	Auxilium Pharmaceuticals, Inc.	17,500	401
*	Dendreon Corp.	17,500	371

8

Vanguard® Explorer Fund

Schedule of Investments

April 30, 2009

			Market
			Value
		Shares	($000)

*	Affymetrix, Inc.	76,674	360
*	Caraco Pharmaceutical Laboratories, Ltd.	79,968	358
*	Nabi Biopharmaceuticals	95,300	328
*	Cardiac Science Corp.	93,657	276
*	Immunomedics Inc.	185,500	215
*	Osteotech, Inc.	49,409	189
*	Neurocrine Biosciences, Inc.	51,253	169
*	Cornerstone Therapeutics Inc.	28,590	163
*	Sequenom, Inc.	45,000	163
*	SonoSite, Inc.	8,570	155
*	Kensey Nash Corp.	6,900	144
*	Momenta Pharmaceuticals, Inc.	12,200	137
*	Zoll Medical Corp.	8,177	131
*	Accelrys Inc.	28,800	130
*	Synovis Life Technologies, Inc.	8,100	123
*	A.D.A.M., INC.	37,336	121
	Hill-Rom Holdings, Inc.	9,000	117
*	Hi-Tech Pharmacal Co., Inc.	15,183	115
*	Cambrex Corp.	37,079	86
*,^	Osiris Therapeutics, Inc.	6,400	81
*	Obagi Medical Products, Inc.	13,000	78
*,^	Acura Pharmaceuticals Inc.	10,000	69
*	Capital Senior Living Corp.	16,900	67
*	RehabCare Group, Inc.	3,280	55
*	Dynacq Healthcare, Inc.	10,770	38
*	Columbia Laboratories Inc.	15,100	21
*	Repligen Corp.	4,935	21
*	eResearch Technology, Inc.	2,800	14
*	Anika Resh Inc.	1,660	9
*	Cynosure Inc.	859	5
			1,354,361
Industrials (15.1%)
	The Dun & Bradstreet Corp.	639,954	52,092
*	Stericycle, Inc.	989,175	46,570
	MSC Industrial Direct Co., Inc. Class A	993,590	40,588
	Equifax, Inc.	1,138,084	33,187
	Ritchie Brothers Auctioneers Inc.	1,074,530	24,069
	AMETEK, Inc.	724,760	23,345
*	Teledyne Technologies, Inc.	720,680	23,011
	Kennametal, Inc.	1,082,910	22,146
	J.B. Hunt Transport Services, Inc.	781,100	21,965
	UTI Worldwide, Inc.	1,624,223	21,862
	Watsco, Inc.	486,250	20,884
*	Waste Connections, Inc.	725,650	18,707
*	SunPower Corp. Class B	727,336	18,445
	McGrath RentCorp	869,199	18,375
*	Corrections Corp. of America	1,251,216	17,680
*	EnerSys	1,013,730	17,284
	Lennox International Inc.	539,300	17,198
*	Covanta Holding Corp.	1,207,503	17,038
*	Genesee & Wyoming Inc. Class A	567,250	17,017
*	Aecom Technology Corp.	626,654	16,124
	Robert Half International, Inc.	667,000	16,021

*	Tetra Tech, Inc.	633,003	15,547
	Knight Transportation, Inc.	867,100	15,330
*	GeoEye Inc.	610,650	15,199
*	JetBlue Airways Corp.	2,960,600	14,596
	Con-way, Inc.	587,600	14,561
*	Clean Harbors Inc.	282,140	14,135
*	American Superconductor Corp.	544,700	13,999
*	RBC Bearings Inc.	697,194	12,898
*	TrueBlue, Inc.	1,205,500	11,705
*	The Advisory Board Co.	614,180	11,448
	Healthcare Services Group, Inc.	579,150	10,355

9

Vanguard® Explorer Fund

Schedule of Investments

April 30, 2009

			Market
			Value
		Shares	($000)

	Gamesa Corporacion Tecnologica SA	527,270	9,952
	Pall Corp.	374,100	9,880
	Watson Wyatt & Co. Holdings	162,500	8,621
*	Axsys Technologies, Inc.	200,949	8,422
*	General Cable Corp.	308,100	8,362
*	MPS Group, Inc.	1,028,445	8,269
	Roper Industries Inc.	180,525	8,230
	W.W. Grainger, Inc.	97,650	8,191
*	Resources Connection, Inc.	389,400	7,613
*	Exponent, Inc.	270,822	7,556
	Mine Safety Appliances Co.	301,225	7,425
*	Shaw Group, Inc.	218,282	7,319
*	Geo Group Inc.	434,144	7,220
	Heartland Express, Inc.	462,020	6,907
*	Atlas Air Worldwide Holdings, Inc.	237,880	6,316
	KBR Inc.	394,950	6,169
	Chicago Bridge & Iron Co. N.V.	574,255	6,145
*	Sykes Enterprises, Inc.	310,965	6,114
*,^	Energy Conversion Devices, Inc.	329,600	6,058
	HEICO Corp.	210,200	6,035
*	Navigant Consulting, Inc.	405,158	5,960
	American Ecology Corp.	349,300	5,770
*	EMCOR Group, Inc.	274,410	5,705
*	Quanta Services, Inc.	242,125	5,504
*	URS Corp.	120,900	5,327
*	FTI Consulting, Inc.	94,821	5,204
	Barnes Group, Inc.	353,190	5,001
*	AGCO Corp.	202,800	4,928
*	Mobile Mini, Inc.	358,990	4,918
	Triumph Group, Inc.	116,095	4,798
*	Kadant Inc.	388,650	4,796
*	Korn/Ferry International	450,400	4,770
*	TransDigm Group, Inc.	135,600	4,765
	Harsco Corp.	170,700	4,703
	Bucyrus International, Inc.	212,900	4,622
*	Esterline Technologies Corp.	173,870	4,581
*	EnerNOC Inc.	260,600	4,553
*	Iron Mountain, Inc.	155,950	4,443
*	United Stationers, Inc.	130,665	4,277
	GATX Corp.	139,500	4,200
*	AerCap Holdings NV	838,708	3,925
	Landstar System, Inc.	108,050	3,848
*	IHS Inc. Class A	92,900	3,842
*	Kirby Corp.	121,800	3,759
*,^	Allegiant Travel Co.	68,775	3,579
	Granite Construction Co.	90,050	3,552
*	Beacon Roofing Supply, Inc.	220,294	3,503
	Deluxe Corp.	222,800	3,231
*	Force Protection, Inc.	420,200	3,202
*	RSC Holdings Inc.	447,430	3,199
*	Delta Air Lines Inc.	518,015	3,196
*	GrafTech International Ltd.	360,200	3,166
	Flowserve Corp.	45,435	3,085

*	Continental Airlines, Inc. Class B	289,500	3,046
	EnergySolutions	311,403	3,021
	Hubbell Inc. Class B	90,600	3,008
	Ryder System, Inc.	107,789	2,985
	Herman Miller, Inc.	198,700	2,955
	Acuity Brands, Inc.	100,500	2,888
*	Michael Baker Corp.	84,701	2,846
*	CoStar Group, Inc.	75,200	2,786
	Administaff, Inc.	100,302	2,674
	The Brink's Co.	88,900	2,520
*	UAL Corp.	507,760	2,498

10

Vanguard® Explorer Fund

Schedule of Investments

April 30, 2009

			Market
			Value
		Shares	($000)

*	Alliant Techsystems, Inc.	29,300	2,334
*	Flow International Corp.	1,279,300	2,328
	Knoll, Inc.	310,700	2,200
*	Old Dominion Freight Line, Inc.	76,300	2,148
	Robbins & Myers, Inc.	110,400	2,092
*	Trex Co., Inc.	177,300	1,941
*	Chart Industries, Inc.	140,000	1,936
	Federal Signal Corp.	236,992	1,841
	Comfort Systems USA, Inc.	170,305	1,838
	Encore Wire Corp.	76,501	1,671
*	AMR Corp.	330,900	1,575
	Graham Corp.	123,418	1,543
	The Toro Co.	50,300	1,528
	AAON, Inc.	77,400	1,508
*	American Reprographics Co.	229,746	1,482
	Lincoln Electric Holdings, Inc.	33,000	1,469
*	Mastec Inc.	115,500	1,445
*	CRA International Inc.	61,700	1,440
	Textainer Group Holdings Ltd.	156,382	1,386
*	Stanley Inc.	51,672	1,332
*	WESCO International, Inc.	45,000	1,170
	Apogee Enterprises, Inc.	86,300	1,156
*	K-Tron International, Inc	13,968	1,123
	Donaldson Co., Inc.	33,200	1,095
	VSE Corp.	34,527	1,032
	The Standard Register Co.	173,200	904
*	Huron Consulting Group Inc.	17,500	839
*	TBS International Ltd.	104,890	832
*	USA Truck, Inc.	52,531	739
*	EnPro Industries, Inc.	41,548	663
	The Timken Co.	37,000	595
	Titan International, Inc.	98,300	595
*	La Barge, Inc.	67,800	559
	Mueller Industries Inc.	23,400	514
*	Dynamex Inc.	33,410	491
*	PRG-Schultz International, Inc.	165,600	490
*	DynCorp International Inc. Class A	31,100	474
*	GP Strategies Corp.	117,140	469
*	Powell Industries, Inc.	12,100	435
	Applied Industrial Technology, Inc.	18,940	426
	Copa Holdings SA Class A	13,500	414
	CIRCOR International, Inc.	13,500	347
*	Cenveo Inc.	54,800	259
*	China Architectural Engineering Inc.	155,854	242
*	Standard Parking Corp.	13,304	203
	Wabtec Corp.	4,800	183
*	AMREP Corp.	9,700	180
	Industrial Services of America, Inc.	32,080	166
*	American Commercial Lines Inc.	31,700	158
	CDI Corp.	11,800	141
	TAL International Group, Inc.	14,603	140
*	Sterling Construction Co., Inc.	7,030	132
	Preformed Line Products Co.	3,296	122

	Viad Corp.	6,120	117
*	CBIZ Inc.	14,800	116
*	Waste Services, Inc.	19,100	103
*	Hawaiian Holdings, Inc.	17,900	89
*	Pike Electric Corp.	8,100	84
*	CAI International Inc.	18,347	67
	Applied Signal Technology, Inc.	3,000	59
*	Furmanite Corp.	14,500	57
*	Altra Holdings Inc.	9,400	51
	Valmont Industries, Inc.	800	51
	Omega Flex Inc.	2,700	42

11

Vanguard® Explorer Fund

Schedule of Investments

April 30, 2009

			Market
			Value
		Shares	($000)

*	Advanced Battery Technologies Inc.	12,200	34
*	First Advantage Corp. Class A	1,024	15
			1,032,534
Information Technology (24.3%)
*	Polycom, Inc.	2,754,558	51,345
*	Riverbed Technology, Inc.	2,375,400	43,517
*,^	Alliance Data Systems Corp.	798,772	33,445
*	Red Hat, Inc.	1,887,813	32,603
*	Ariba, Inc.	3,025,309	29,073
	FactSet Research Systems Inc.	540,500	28,965
*	Concur Technologies, Inc.	1,012,762	27,415
*	TiVo Inc.	3,609,955	27,075
*	ON Semiconductor Corp.	4,792,035	25,973
*	Hewitt Associates, Inc.	797,441	25,008
*	Euronet Worldwide, Inc.	1,494,990	24,189
*	PMC-Sierra Inc.	3,037,900	24,060
*	FEI Co.	1,331,402	22,873
*	salesforce.com, inc.	534,200	22,869
*	Informatica Corp.	1,392,364	22,139
*	Ingram Micro, Inc. Class A	1,466,000	21,286
*	Microsemi Corp.	1,584,698	21,267
*	Cymer, Inc.	745,500	21,180
*	Blue Coat Systems, Inc.	1,596,524	21,170
*	Verigy Ltd.	1,916,700	21,084
*	NICE-Systems Ltd. ADR	794,942	20,358
*	Affiliated Computer Services, Inc. Class A	418,710	20,257
*	j2 Global Communications, Inc.	843,744	20,241
*	Netezza Corp.	2,329,700	18,847
	Syntel, Inc.	661,386	18,334
*	F5 Networks, Inc.	665,950	18,160
*	Macrovision Solutions Corp.	890,120	17,998
*	MKS Instruments, Inc.	1,118,550	17,505
*	Synopsys, Inc.	759,628	16,545
*	VeriFone Holdings, Inc.	2,184,800	16,408
*	Sybase, Inc.	482,671	16,392
*	Varian Semiconductor Equipment Associates, Inc.	633,550	16,213
*	NeuStar, Inc. Class A	836,230	15,897
*	NetApp, Inc.	861,675	15,769
*	Cadence Design Systems, Inc.	2,739,960	15,289
	Intersil Corp.	1,286,116	14,919
	Maxim Integrated Products, Inc.	1,093,900	14,822
*	Sapient Corp.	2,804,900	14,389
*	S1 Corp.	2,268,305	14,064
*	Teradyne, Inc.	2,362,100	14,031
	ADTRAN Inc.	661,430	13,989
*	ATMI, Inc.	885,285	13,979
*	Trimble Navigation Ltd.	650,250	13,941
*	CyberSource Corp.	934,800	13,657
*	Progress Software Corp.	633,686	13,428
*	Littelfuse, Inc.	813,750	13,337
*	Sycamore Networks, Inc.	4,481,500	13,220
	Diebold, Inc.	496,800	13,130
*	Skyworks Solutions, Inc.	1,454,500	12,858

*	Starent Networks Corp.	642,587	12,678
*	Solera Holdings, Inc.	549,300	12,535
*	MICROS Systems, Inc.	588,296	12,342
*	Western Digital Corp.	521,000	12,254
	Amphenol Corp. Class A	357,610	12,102
*	Digital River, Inc.	304,170	11,686
*	ValueClick, Inc.	1,060,765	11,244
	Xerox Corp.	1,838,500	11,233
*	Compuware Corp.	1,459,526	10,917
*	McAfee Inc.	287,105	10,778
*	Cogent Inc.	946,757	10,736

12

Vanguard® Explorer Fund

Schedule of Investments

April 30, 2009

			Market
			Value
		Shares	($000)

*	ANSYS, Inc.	385,709	10,653
*	SuccessFactors Inc.	1,194,400	10,403
*	Atmel Corp.	2,608,345	10,016
*	Websense, Inc.	549,617	9,800
*	QLogic Corp.	680,720	9,653
*	VeriSign, Inc.	466,595	9,603
	Jabil Circuit, Inc.	1,180,880	9,565
*	Parametric Technology Corp.	833,430	9,293
*	Metavante Technologies	390,718	9,217
*	Net 1 UEPS Technologies, Inc.	554,069	9,142
*	SAIC, Inc.	504,750	9,136
	Heartland Payment Systems, Inc.	997,667	8,021
*	EPIQ Systems, Inc.	516,100	7,984
*	FLIR Systems, Inc.	338,784	7,514
	Power Integrations, Inc.	347,500	7,402
*	SPSS, Inc.	234,025	7,231
*	Atheros Communications, Inc.	417,200	7,184
	Broadridge Financial Solutions LLC	364,300	7,049
*	Dolby Laboratories Inc.	175,600	7,047
*	DemandTec, Inc.	972,180	7,019
*	CACI International, Inc.	176,744	6,990
*	Broadcom Corp.	300,000	6,957
*	Acme Packet, Inc.	899,626	6,936
*	Silicon Laboratories Inc.	203,900	6,782
*	BMC Software, Inc.	195,075	6,763
*	Akamai Technologies, Inc.	302,850	6,669
	Altera Corp.	382,250	6,235
*	DST Systems, Inc.	172,064	6,224
*	EarthLink, Inc.	807,610	6,122
*	Cypress Semiconductor Corp.	746,851	5,923
*	PROS Holdings, Inc.	915,394	5,913
*	Emulex Corp.	556,249	5,824
^	Quality Systems, Inc.	107,800	5,780
*	Lawson Software, Inc.	1,055,528	5,689
*	Integrated Device Technology Inc.	1,046,586	5,683
*	LSI Corp.	1,450,320	5,569
*	Sohu.com Inc.	106,400	5,549
*	Quest Software, Inc.	363,958	5,288
*	Convergys Corp.	514,600	5,203
*	VistaPrint Ltd.	147,320	5,060
*	Perot Systems Corp.	356,584	5,014
*	Stratasys, Inc.	532,000	4,980
*	Netlogic Microsystems Inc.	147,300	4,801
*	Brooks Automation, Inc.	771,300	4,797
*	Juniper Networks, Inc.	220,000	4,763
*	OpNext, Inc.	1,878,498	4,753
*	Diodes Inc.	317,775	4,729
	Global Payments Inc.	141,900	4,549
	Fair Isaac, Inc.	263,370	4,430
*	Novell, Inc.	1,168,854	4,395
	Marchex, Inc.	939,900	4,248
*	Wind River Systems Inc.	578,880	4,243
*	Hittite Microwave Corp.	113,150	4,205

*	Forrester Research, Inc.	163,900	4,165
*	Avnet, Inc.	189,400	4,146
*	Marvell Technology Group Ltd.	375,000	4,118
*	Commvault Systems, Inc.	310,000	3,860
*	Data Domain, Inc.	232,700	3,858
*	Silicon Motion Technology Corp. ADR	1,197,900	3,845
*	SkillSoft PLC	452,400	3,809
*	TIBCO Software Inc.	583,718	3,689
*	Ceva, Inc.	446,563	3,684
*	Multi-Fineline Electronix, Inc.	183,500	3,683
*	Vocus, Inc.	209,850	3,567

13

Vanguard® Explorer Fund

Schedule of Investments

April 30, 2009

			Market
			Value
		Shares	($000)

*	Compellent Technologies, Inc.	318,300	3,552
*	Oclaro Inc.	3,455,800	3,421
*	Manhattan Associates, Inc.	205,016	3,407
	Jack Henry & Associates Inc.	185,610	3,345
*	AsiaInfo Holdings, Inc.	199,100	3,335
*	Avocent Corp.	227,792	3,289
*	Monolithic Power Systems	168,350	3,114
*	Harmonic, Inc.	424,600	3,112
*	Cognizant Technology Solutions Corp.	123,150	3,053
*	FormFactor Inc.	172,500	3,007
*	TriQuint Semiconductor, Inc.	781,670	2,994
	IXYS Corp.	312,078	2,977
*	Cirrus Logic, Inc.	639,511	2,974
*	GSI Commerce, Inc.	209,000	2,970
*	Gartner, Inc. Class A	215,900	2,917
*	ACI Worldwide, Inc.	168,024	2,902
*	EMS Technologies, Inc.	142,550	2,716
*	Coherent, Inc.	137,814	2,618
*	CSG Systems International, Inc.	180,100	2,611
*	Blackboard Inc.	75,160	2,558
*	JDA Software Group, Inc.	180,309	2,544
*	3Com Corp.	624,910	2,531
*	OSI Systems Inc.	130,100	2,439
*	ManTech International Corp.	66,711	2,414
*	NetScout Systems, Inc.	261,865	2,354
*	Harris Stratex Networks, Inc. Class A	580,875	2,335
	Take-Two Interactive Software, Inc.	230,700	2,095
*	Lexmark International, Inc.	98,400	1,931
*	Anixter International Inc.	48,300	1,921
*	AuthenTec, Inc.	986,100	1,834
*	Radiant Systems, Inc.	241,900	1,783
*	Activision Blizzard, Inc.	165,500	1,782
*	Tech Data Corp.	60,300	1,736
*,^	Synaptics Inc.	51,100	1,660
*	Super Micro Computer Inc.	294,800	1,539
*	Zoran Corp.	164,160	1,468
*	TNS Inc.	83,088	1,400
	Ulticom, Inc.	667,120	1,374
*	The Hackett Group Inc.	607,300	1,366
	Pegasystems Inc.	75,300	1,315
*	Tekelec	83,500	1,294
*	Wright Express Corp.	55,880	1,279
*	CPI International, Inc.	114,610	1,255
*	TeleTech Holdings, Inc.	84,000	1,115
*	ScanSource, Inc.	44,600	1,102
*	Vignette Corp.	131,700	1,088
*	Ultratech, Inc.	77,427	1,047
*	RightNow Technologies Inc.	132,192	998
*	Arris Group Inc.	90,061	961
*	InterDigital, Inc.	36,000	948
	iGATE Corp.	242,799	920
*	Equinix, Inc.	12,900	906
*	Oplink Communications, Inc.	78,256	864

*	Veeco Instruments, Inc.	114,771	831
*	Measurement Specialties, Inc.	119,374	811
*	Airvana, Inc.	139,300	793
	MAXIMUS, Inc.	18,779	757
*	ViaSat, Inc.	32,000	736
*	Tollgrade Communications, Inc.	120,638	718
*	SeaChange International, Inc.	108,281	679
*	Dynamics Research Corp.	69,597	574
*	PC Mall, Inc.	88,768	568
*	OPNET Technologies, Inc.	65,887	567
*	Anaren, Inc.	42,701	556

14

Vanguard® Explorer Fund

Schedule of Investments

April 30, 2009

			Market
			Value
		Shares	($000)

*	Mentor Graphics Corp.	82,300	553
*	Semtech Corp.	37,600	542
*	BigBand Networks Inc.	88,700	520
*	Silicon Image, Inc.	182,800	497
*	Gerber Scientific, Inc.	122,673	485
*	NVE Corp.	12,500	476
*	Computer Task Group, Inc.	107,009	419
*	Insight Enterprises, Inc.	65,799	376
*	Image Sensing Systems, Inc.	38,500	373
*	Brocade Communications Systems, Inc.	60,840	352
*	Keynote Systems Inc.	44,219	341
*	SonicWALL, Inc.	58,800	319
	Cass Information Systems, Inc.	9,100	307
*	Pervasive Software Inc.	60,268	296
*	Quantum Corp.	258,900	272
*	Digi International, Inc.	36,737	267
*	Techwell, Inc.	36,000	265
*	Itron, Inc.	5,700	262
*	Cabot Microelectronics Corp.	9,000	259
	QAD Inc.	96,398	256
*	TechTeam Global, Inc.	42,119	219
*	Perceptron, Inc.	58,898	213
*	WebMD Health Corp. Class A	8,100	209
*	MIPS Technologies, Inc.	61,100	203
	Daktronics, Inc.	21,800	197
*	Nuance Communications, Inc.	14,500	194
*	Actel Corp.	15,394	190
*	Internet Gold-Golden Lines Ltd.	39,949	190
*	Kopin Corp.	63,000	173
*	Online Resources Corp.	40,229	173
*	IntriCon Corp.	48,000	146
*	GTSI Corp.	32,226	145
*	Ness Technologies Inc.	37,700	139
	MTS Systems Corp.	6,204	131
	Micrel, Inc.	17,000	128
*	Genpact, Ltd.	14,200	127
*	Standard Microsystem Corp.	7,292	116
*	Volterra Semiconductor Corp.	10,000	115
*	Symmetricom Inc.	19,920	99
*	DTS Inc.	3,600	96
	Total System Services, Inc.	7,004	87
*	Ebix, Inc.	2,600	72
*	Inx Inc.	20,568	71
*	Telecommunication Systems, Inc.	6,900	68
	O.I. Corp.	3,300	26
*	Datalink Corp.	7,360	24
*	Dice Holdings Inc.	6,100	24
*	White Electronic Designs Corp.	3,600	16
*	Integral Systems, Inc.	2,306	15
*	Cray, Inc.	1,690	7
*	DSP Group Inc.	600	4
*	MakeMusic! Inc.	1,212	4
			1,660,558

Materials (4.1%)
	Sensient Technologies Corp.	1,520,160	35,541
	Albemarle Corp.	1,021,170	27,388
	AptarGroup Inc.	780,550	24,220
	FMC Corp.	373,640	18,208
	Airgas, Inc.	350,390	15,109
	International Flavors & Fragrances, Inc.	426,468	13,306
	Arch Chemicals, Inc.	520,019	12,574
*	OM Group, Inc.	443,350	12,352
	Greif Inc. Class A	233,000	10,548

15

Vanguard® Explorer Fund

Schedule of Investments

April 30, 2009

			Market
			Value
		Shares	($000)

	Ashland, Inc.	449,000	9,860
	Eagle Materials, Inc.	309,800	8,612
	RPM International, Inc.	610,600	8,439
	Terra Industries, Inc.	257,900	6,834
*	LSB Industries, Inc.	528,288	6,329
	Scotts Miracle-Gro Co.	164,252	5,547
	NewMarket Corp.	87,520	5,514
	Rock-Tenn Co.	137,300	5,184
	Schnitzer Steel Industries, Inc. Class A	97,150	4,815
*	Fronteer Development Group, Inc.	1,904,750	4,552
	Agrium, Inc.	94,150	4,050
	Cytec Industries, Inc.	200,483	3,982
	Ecolab, Inc.	102,050	3,934
*	Pactiv Corp.	178,125	3,894
	Compass Minerals International, Inc.	77,400	3,732
	Silgan Holdings, Inc.	76,400	3,552
	Steel Dynamics, Inc.	265,700	3,308
	Ball Corp.	82,800	3,123
	United States Steel Corp.	104,400	2,772
	Worthington Industries, Inc.	142,500	2,123
	Innophos Holdings Inc.	133,900	1,986
*	Crown Holdings, Inc.	82,100	1,810
*,^	ShengdaTech Inc.	477,077	1,727
	Innospec, Inc.	133,012	1,045
*	GenTek, Inc.	40,500	773
*	Bway Holding Co.	71,222	664
*,^	General Steel Holdings, Inc.	80,800	470
	Wausau Paper Corp.	52,217	456
*	Solutia Inc.	87,800	330
	Nalco Holding Co.	15,900	260
*	AEP Industries, Inc.	5,523	112
*	WHX Corp.	10,314	52
	Stepan Co.	728	29
	Quaker Chemical Corp.	1,600	19
	Myers Industries, Inc.	1,628	16
			279,151
Telecommunication Services (0.8%)
	Partner Communications Company Ltd.	560,800	9,113
*	American Tower Corp. Class A	282,305	8,966
*	Clearwire Corp.	1,360,800	7,539
*	Premiere Global Services, Inc.	476,900	5,026
*	SBA Communications Corp.	180,525	4,549
*	Syniverse Holdings Inc.	238,637	3,007
	NTELOS Holdings Corp.	157,900	2,523
	Frontier Communications Corp.	325,539	2,315
	Telephone & Data Systems, Inc.	62,000	1,777
	USA Mobility, Inc.	143,860	1,600
	Consolidated Communications Holdings, Inc.	72,594	817
*	iPCS, Inc.	55,900	812
*	NII Holdings Inc.	47,919	774
*	General Communication, Inc.	71,189	545
*	Centennial Communications Corp. Class A	65,500	542
*	Cogent Communications Group, Inc.	41,000	346

*	Virgin Mobile USA, Inc. Class A	58,800	121
*	U.S. Cellular Corp.	2,270	77
	Shenandoah Telecommunications Co.	3,300	65
			50,514
Utilities (1.0%)
	Ormat Technologies Inc.	535,850	18,862
	UGI Corp. Holding Co.	637,700	14,629
	ITC Holdings Corp.	328,850	14,315
	CenterPoint Energy Inc.	562,700	5,987
	NV Energy Inc.	469,772	4,815
	EQT Corp.	140,000	4,708

16

Vanguard® Explorer Fund

Schedule of Investments

April 30, 2009

					Market
					Value
			Shares		($000)

	CMS Energy Corp.		114,225		1,373
	DPL Inc.		40,700		913
*	El Paso Electric Co.		36,578		505
					66,107
Total Common Stocks (Cost $7,454,692)					6,496,263
		Coupon
Temporary Cash Investments (6.8%)[1]

Money Market Fund (6.3%)
3,4	Vanguard Market Liquidity Fund	0.355%		432,538,000	432,538

				Face
			Maturity	Amount
			Date	($000)

Repurchase Agreement (0.1%)
	Deutsche Bank Securities, Inc.
	(Dated 4/30/09, Repurchase Value $8,000,000,
	collateralized by Federal Home Loan Mortgage Corp.
	6.500%, 4/1/38 and Federal National Mortgage Assn.
	5.000%-7.000%, 5/1/18-10/1/38)	0.170%	5/1/09	8,000	8,000

U.S. Government and Agency Obligations (0.4%)
5,6	Federal Home Loan Bank	0.210%	9/28/09	5,000	4,994
5,6	Federal Home Loan Mortgage Corp.	0.597%	8/24/09	17,000	16,991
5,6	Federal National Mortgage Assn.	0.501%	6/8/09	5,000	4,999
5,6	Federal National Mortgage Assn.	0.582%	8/26/09	300	300
					27,284
Total Temporary Cash Investments (Cost $467,799)					467,822
Total Investments (102.0%) (Cost $7,922,491)					6,964,085
Other Assets and Liabilities—Net (-2.0%)[4]					(137,336)
Net Assets (100%)					6,826,749

* Non-income-producing security.

^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $91,382,000.

1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 98.0% and 4.0%, respectively, of net assets.

2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.

3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

4 Includes $93,835,000 of collateral received for securities on loan.

5 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.

6 Securities with a value of $27,284,000 have been segregated as initial margin for open futures contracts. ADR—American Depositary Receipt.

REIT—Real Estate Investment Trust.

17

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© 2009 Vanguard Group. Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

SNA242 062009

Item 2: Not Applicable.

Item 3: Not Applicable.

Item 4: Not Applicable.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not Applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a)	Code of Ethics.
(b)	Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD EXPLORER FUND

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: June 16, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD EXPLORER FUND

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: June 16, 2009

VANGUARD EXPLORER FUND

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: June 16, 2009

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on January 18, 2008, see file Number 2-29601, Incorporated by Reference; and pursuant to a Power of Attorney filed on September 26, 2008, see File Number 2-47371, Incorporated by Reference